UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21181

Name of Fund: BlackRock Municipal 2020 Term Trust (BKK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Municipal 2020 Term Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2009

Date of reporting period: 04/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

APRIL 30, 2009

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

APRIL 30, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some early signs of recovery. The majority of the past year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted the downfalls of storied financial firms, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli.

Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the Treasury and Federal Reserve Board, as well as signs of improved economic performance, such as in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented levels of volatility, posting steep declines early, and then pared some of those losses in

March and April. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional perform-

ance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion remained a dominant theme overall, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a modest recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which generally outperformed in the first four months of 2009 after extraordinary challenges and severe underperformance last year. At the same time, the new year ushered in a return to normalcy for the tax-exempt market, which had registered one of its worst years on record in 2008.

All told, the major benchmark indexes posted mixed results for the current reporting period, reflective of a bifurcated market.
Total Returns as of April 30, 2009	6-month	12-month
US equities (S&P 500 Index)	(8.53)%	(35.31)%
Small cap US equities (Russell 2000 Index)	(8.40)	(30.74)
International equities (MSCI Europe, Australasia, Far East Index)	(2.64)	(42.76)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.98	9.30
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	7.74	3.84
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	8.20	3.11
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	16.39	(12.55)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to

Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting

BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

Trust Summary as of April 30, 2009 BlackRock Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust Inc. (BKN) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Trust returned 15.12% based on market price and 13.63% based on net asset value (NAV). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 16.50% on a market price basis and 9.58%
on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s slightly longer duration position and lower-rated holdings had a positive impact on performance, as did overweights in the housing and healthcare sectors. Many of these holdings underperformed the market as credit spreads widened and liquidity became scarcer, but then outperformed significantly as the credit markets began to function more normally. The Trust also benefited from the opportunities presented by the new-issue market, as anxious issuers, prohibited from issuing debt due to recent market forces, have provided many attractive values in their rush to tap the loosening credit markets. By contrast, an underweight in tax-backed credits and essential service revenue bonds detracted from performance. Both of these sectors outperformed early in the period, so the Trust’s light exposure hurt the total return. The Trust maintains a neutral to slightly long duration bias. The Trust maintained moderate levels of cash during the period, which did not significantly impact performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange	BKN
	Initial Offering Date	February 19, 1993
	Yield on Closing Market Price as of April 30, 2009 ($11.35)[1]	6.66%
	Tax Equivalent Yield[2]	10.25%
	Current Monthly Distribution per Common Share[3]	$0.063
	Current Annualized Distribution per Common Share[3]	$0.756
	Leverage as of April 30, 2009[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0755. The Yield on Closing Market Price, Current Monthly
Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/09	10/31/08	Change	High	Low
Market Price	$11.35	$10.25	10.73%	$11.47	$6.59
Net Asset Value	$11.63	$10.64	9.30%	$11.76	$9.10

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	10/31/08
Health	25%	20%
County/City/Special District/
School District	20	21
State	12	7
Housing	11	13
Transportation	10	13
Utilities	8	11
Education	7	6
Corporate	5	7
Tobacco	2	2

Credit Quality Allocations[5]
	4/30/09	10/31/08
AAA/Aaa	22%	20%
AA/Aa	30	42
A/A	26	13
BBB/Baa	9	13
BB/Ba	3	3
B/B	1	2
CCC/Caa	1	—
Not Rated[6]	8	7

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors
Service (Moody’s) ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and October 31,
2008, the market value of these securities was $12,511,098 repre-
senting 4% and $13,439,579 representing 4%, respectively, of the
Trust’s long-term investments.

4 ANNUAL REPORT

APRIL 30, 2009

Trust Summary as of April 30, 2009 BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust (BTA) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Trust returned 9.06% based on market price and 15.78% based on net asset value (NAV). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 16.50% on a market price basis and 9.58% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. Portfolio positioning, with respect to duration and yield curve, was generally long relative to the Trust’s peer group. In general, the Trust’s credit profile consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the Trust to additional volatility during periods when credit spreads are fluctuating. Consequently, performance tended to suffer late in 2008 when spreads widened, but more recently, the strong rebound in lower-rated bonds allowed the Trust to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange	BTA
	Initial Offering Date	February 28, 2006
	Yield on Closing Market Price as of April 30, 2009 ($8.79)[1]	7.51%
	Tax Equivalent Yield[2]	11.55%
	Current Monthly Distribution per Common Share[3]	$0.055
	Current Annualized Distribution per Common Share[3]	$0.660
	Leverage as of April 30, 2009[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/09	10/31/08	Change	High	Low
Market Price	$8.79	$8.40	4.64%	$8.90	$5.42
Net Asset Value	$9.52	$8.57	11.09%	$9.57	$7.16

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	10/31/08
Education	16%	16%
County/City/Special District/
School District	15	15
Tobacco	13	19
Health	12	13
Housing	12	9
Transportation	10	14
State	9	2
Utilities	8	7
Corporate	5	5

Credit Quality Allocations[5]
	4/30/09	10/31/08
AAA/Aaa	18%	28%
AA/Aa	37	37
A/A	8	4
BBB/Baa	15	18
BB/Ba	1	1
B/B	3	3
Not Rated[6]	18	9

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and October 31,
2008, the market value of these securities was $1,468,107 repre-
senting 1% and $1,594,125 representing 1%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2009

Trust Summary as of April 30, 2009 BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust (BKK) (the “Trust”) seeks to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price) on or about December 31, 2020. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the four months ended April 30, 2009, the Trust returned 22.54% based on market price and 16.39% based on net asset value (NAV). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 26.43% on a market price basis and
15.39% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the differ-
ence between performance based on price and performance based on NAV. Overall, the Trust performed well as the municipal market recovered from its
2008 lows. Out-of-favor sectors, such as hospital, housing and corporate-backed debt, outperformed the general market and the Trust benefited from its exposure to these areas. As general market rates declined during the period, liquidity also improved, which resulted in some narrowing of quality spreads.
Leverage magnified the Trust’s positive performance, including income from leverage, as rates reset lower on preferred shares. By contrast, exposure to air-
lines and housing detracted from results, as these issues underperformed in the recessionary environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange					BKK
	Initial Offering Date				September 30, 2003
	Termination Date (on or about)				December 31, 2020
	Yield on Closing Market Price as of April 30, 2009 ($12.70)[1]					5.88%
	Tax Equivalent Yield[2]					9.05%
	Current Monthly Distribution per Common Share[3]					$0.06225
	Current Annualized Distribution per Common Share[3]					$0.74700
	Leverage as of April 30, 2009[4]					42%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance
	does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
	table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
	The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Trust’s market price and net asset value per share:
		4/30/09	12/31/08	Change	High	Low
	Market Price	$12.70	$10.57	20.15%	$13.47	$10.46
	Net Asset Value	$12.04	$10.55	14.12%	$12.04	$10.55

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	12/31/08
Corporate	17%	17%
County/City/Special District/
School District	17	14
Health	15	16
Tobacco	10	11
Education	9	9
Transportation	9	8
State	9	9
Utilities	8	9
Housing	6	7

Credit Quality Allocations[5]
	4/30/09	12/31/08
AAA/Aaa	22%	21%
AA/Aa	16	16
A/A	17	18
BBB/Baa	27	25
BB/Ba	1	1
B/B	3	3
CC/Ca	1	1
Not Rated[6]	13	15

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and December 31,
2008, the market value of these securities was $5,768,611 repre-
senting 1% and $5,382,113 representing 1%, respectively, of the
Trust’s long-term investments.

6 ANNUAL REPORT

APRIL 30, 2009

Trust Summary as of April 30, 2009 BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust (BFK) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Trust returned 32.34% based on market price and 11.15% based on net asset value (NAV). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 16.50% on a market price basis and 9.58%
on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. Portfolio positioning, with respect to duration and yield curve, was gener-
ally long relative to the Trust’s peer group. In general, the Trust’s credit profile consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the Trust to additional volatility during periods when credit spreads are fluctuating. Consequently, performance tended to suffer late in 2008 when spreads widened, but more recently, the strong rebound in lower-rated bonds allowed the Trust to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange	BFK
	Initial Offering Date	July 27, 2001
	Yield on Closing Market Price as of April 30, 2009 ($11.10)[1]	7.42%
	Tax Equivalent Yield[2]	11.42%
	Current Monthly Distribution per Common Share[3]	$0.0686
	Current Annualized Distribution per Common Share[3]	$0.8232
	Leverage as of April 30, 2009[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0786. The Yield on Closing Market Price, Current Monthly
Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/09	10/31/08	Change	High	Low
Market Price	$11.10	$ 8.75	26.86%	$11.10	$6.61
Net Asset Value	$10.74	$10.08	6.55%	$10.76	$8.61

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	10/31/08
Health	22%	24%
Utilities	13	10
Corporate	12	13
Transportation	11	11
Education	11	14
State	9	7
Housing	9	9
County/City/Special District/
School District	8	7
Tobacco	5	5

Credit Quality Allocations[5]
	4/30/09	10/31/08
AAA/Aaa	34%	26%
AA/Aa	15	22
A/A	21	17
BBB/Baa	14	17
BB/Ba	3	3
B/B	4	4
CCC/Caa	1	1
Not Rated[6]	8	10

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and October 31,
2008, the market value of these securities was $17,649,155 repre-
senting 2% and $18,626,721 representing 2%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2009

Trust Summary as of April 30, 2009 BlackRock Pennsylvania Strategic Municipal Trust

Investment Objective

BlackRock Pennsylvania Strategic Municipal Trust (BPS) (the “Trust”) seeks to provide monthly income that is exempt from regular federal and
Pennsylvania income taxes. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the four months ended April 30, 2009, the Trust returned 19.18% based on market price and 12.28% based on net asset value (NAV). For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 26.92% on a market price basis and 15.57% on a
NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, progress was made toward improving credit quality and reducing high levels of cash by purchasing several new issue securities with ratings ranging from AA to AAA. On the whole, Trust performance was negatively affected by further price deterioration in multi-family housing holdings and a low distribution yield. At period end, the Trust’s cash position remains elevated and will be deployed opportunistically. The portfolio’s interest rate sensitivity is such that it will outperform in a stable- to lower-interest-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on American Stock Exchange	BPS
	Initial Offering Date	August 25, 1999
	Yield on Closing Market Price as of April 30, 2009 ($9.85)[1]	5.48%
	Tax Equivalent Yield[2]	8.43%
	Current Monthly Distribution per Common Share[3]	$0.045
	Current Annualized Distribution per Common Share[3]	$0.540
	Leverage as of April 30, 2009[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.05. The Yield on Closing Market Price, Current Monthly
Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to
Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and
Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/09	12/31/08	Change	High	Low
Market Price	$ 9.85	$ 8.42	16.98%	$10.15	$ 8.42
Net Asset Value	$11.87	$10.77	10.21%	$12.04	$10.77

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	12/31/08
Health	24%	26%
County/City/Special District/
School District	15	13
State	15	12
Housing	14	17
Transportation	11	10
Education	9	9
Utilities	8	7
Corporate	4	6

Credit Quality Allocations[5]
	4/30/09	12/31/08
AAA/Aaa	23%	24%
AA/Aa	46	39
A/A	17	23
BBB/Baa	7	7
BB/Ba	1	1
Not Rated[6]	6	6

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and December 31,
2008, the market value of these securities was $1,623,020 repre-
senting 4% and $1,604,974 representing 4%, respectively, of the
Trust's long-term investments.

8 ANNUAL REPORT

APRIL 30, 2009

Trust Summary as of April 30, 2009 BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust (BSD) (the “Trust”) seeks to provide high current income exempt from regular federal income tax, consistent with the preservation of capital. No assurance can be given that the Trust’s investment objective will be achieved.

The Trust’s year end was changed to April 30.

Performance

For the four months ended April 30, 2009, the Trust returned 27.11% based on market price and 13.44% based on net asset value (NAV). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 26.43% on a market price basis and 15.39%
on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Portfolio positioning with respect to duration and yield curve has generally been long relative to the peer group. In general, the Trust’s credit profile has consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the portfolio to additional volatility during periods when credit spreads are fluctuating.
As a consequence, performance tended to suffer early this year when spreads widened, but more recently, the strong rebound in lower-rated bonds has allowed the Trust to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange	BSD
	Initial Offering Date	August 25, 1999
	Yield on Closing Market Price as of April 30, 2009 ($10.15)[1]	7.39%
	Tax Equivalent Yield[2]	11.37%
	Current Monthly Distribution per Common Share[3]	$0.0625
	Current Annualized Distribution per Common Share[3]	$0.7500
	Leverage as of April 30, 2009[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.07. The Yield on Closing Market Price, Current Monthly
Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/09	12/31/08	Change	High	Low
Market Price	$10.15	$8.19	23.93%	$10.42	$8.19
Net Asset Value	$10.95	$9.90	10.61%	$11.01	$9.90

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/09	12/31/08
Health	19%	24%
County/City/Special District/
School District	16	17
State	13	11
Transportation	13	10
Education	10	10
Housing	10	10
Corporate	10	10
Utilities	8	7
Tobacco	1	1

Credit Quality Allocations[5]
	4/30/09	12/31/08
AAA/Aaa	31%	29%
AA/Aa	29	26
A/A	20	20
BBB/Baa	5	8
BB/Ba	4	8
B/B	5	2
CCC/Caa	1	1
Not Rated[6]	5	6

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2009 and December 31,
2008, the market value of these securities was $2,678,936 repre-
senting 2% and $2,687,323 representing 2%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2009

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, all Trusts, except BlackRock Long-Term Municipal Advantage
Trust, issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Trust’s total portfolio of $150 million earns the income based on long-term inter-
est rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term invest-
ments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term inter-
est rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common
Shares will be reduced or eliminated completely.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each
Trust’s NAVs per share.

The use of leverage may enhance opportunities for increased returns to the
Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in a Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. The Trusts may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applica-
ble to the use of leverage or as required by the terms of leverage instru-
ments, which may cause the Trusts to incur losses. The use of leverage may limit the Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts.
The Trusts will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2009, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BlackRock Investment Quality Municipal Trust Inc	41%
BlackRock Long-Term Municipal Advantage Trust	38%
BlackRock Municipal 2020 Term Trust	42%
BlackRock Municipal Income Trust	42%
BlackRock Pennsylvania Strategic Municipal Trust	41%
BlackRock Strategic Municipal Trust	41%

Derivative Instruments

The Trusts may invest in various derivative instruments, including swap agreements and futures, and other instruments specified in the Notes to
Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the under-
lying asset, possible default of the other party to the transaction and illiq-
uidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trusts to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trusts can realize on an investment or may cause the Trusts to hold a security that it might otherwise sell. The Trusts’
investments in these instruments are discussed in detail in the Notes to
Financial Statements.

10 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 5.2%
Glendale, Arizona, Municipal Property Corporation,
Excise Tax Revenue Refunding Bonds, Series A,
4.50%, 7/01/32 (a)	$ 1,150	$ 1,080,563
Goodyear, Arizona, GO, 4.25%, 7/01/36 (a)	2,125	1,872,210
Mohave County, Arizona, Unified School District
Number 20 (Kingman), School Improvement Bonds
(Project of 2006), Series C, 5%, 7/01/26 (b)	1,800	1,843,146
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	1,035	718,694
5%, 12/01/37	4,585	3,089,098
San Luis, Arizona, Facilities Development Corporation,
Senior Lien Revenue Bonds (Regional Detention
Center Project):
6.25%, 5/01/15	490	423,228
7%, 5/01/20	490	406,911
7.25%, 5/01/27	980	786,568
		10,220,418
California — 24.0%
California County Tobacco Securitization Agency, Tobacco
Revenue Bonds (Stanislaus County Tobacco Funding
Corporation), Sub-Series C, 6.3%, 6/01/55 (c)	7,090	43,603
California State Department of Veteran Affairs,
Home Purchase Revenue Bonds, AMT, Series B,
5.25%, 12/01/37	5,000	4,367,350
California State, GO:
5.75%, 4/01/31	3,000	3,052,020
5%, 3/01/33 (d)	5,000	4,626,100
6.50%, 4/01/33	2,900	3,167,989
California State, GO, Refunding:
5%, 2/01/32	5,340	4,956,161
5%, 6/01/32	4,545	4,216,078
Dinuba, California, Unified School District, GO
(Election of 2006) (a):
5.625%, 8/01/31	250	253,182
5.75%, 8/01/33	535	543,646
Foothill/Eastern Corridor Agency, California, Toll Road
Revenue Refunding Bonds:
5.875%, 7/15/28 (e)	7,000	5,666,150
5.75%, 1/15/40	3,495	2,509,130
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Refunding
Bonds, Senior Series A-1, 5.125%, 6/01/47	805	413,456
Los Altos, California, School District, GO (Election of
1998), Series B, 5.93%, 8/01/13 (c)(f)(g)	10,945	5,391,398
Sacramento County, California, Airport System Revenue
Bonds, AMT, Senior Series A, 5%, 7/01/41 (a)	2,000	1,858,280
San Diego, California, Community College District, GO
(Election of 2002), CABS, 6.00%, 8/01/19 (e)	4,200	2,295,804
University of California Revenue Bonds, Series B,
4.75%, 5/15/38	4,185	3,845,680
		47,206,027

	Par
Municipal Bonds	(000)	Value
Colorado — 1.4%
Colorado Health Facilities Authority, Revenue Refunding
Bonds (Poudre Valley Health Care), Series B,
5.25%, 3/01/36 (a)	$ 1,750	$ 1,651,440
Colorado Springs, Colorado, Utilities System Improvement
Revenue Bonds, Subordinate Lien, Series C,
5%, 11/15/45 (a)	1,030	1,019,731
		2,671,171
Connecticut — 0.8%
Mashantucket Western Pequot Tribe, Connecticut,
Special Revenue Refunding Bonds, Sub-Series A,
5.50%, 9/01/28	3,000	1,534,410
District of Columbia — 1.9%
District of Columbia Tobacco Settlement Financing
Corporation, Asset-Backed Revenue Refunding Bonds,
6.50%, 5/15/33	4,960	3,787,059
Florida — 12.7%
FishHawk Community Development District II, Florida,
Special Assessment and Tax Allocation Bonds, Series A,
6.125%, 5/01/34	1,990	1,516,241
Hillsborough County, Florida, IDA, Exempt Facilities
Revenue Bonds (National Gypsum Company), AMT,
Series A, 7.125%, 4/01/30	3,700	1,900,579
Miami Beach, Florida, Health Facilities Authority, Hospital
Revenue Refunding Bonds (Mount Sinai Medical
Center of Florida), 6.75%, 11/15/21	3,770	2,830,478
Miami-Dade County, Florida, Special Obligation Revenue
Bonds, Sub-Series A (c)(f):
5.19%, 10/01/31	3,380	639,631
5.20%, 10/01/32	4,225	737,474
5.21%, 10/01/33	4,000	643,640
5.21%, 10/01/34	4,580	665,199
5.22%, 10/01/35	5,000	671,600
5.23%, 10/01/36	10,000	1,239,000
5.24%, 10/01/37	10,000	1,096,300
Orange County, Florida, Tourist Development, Tax Revenue
Refunding Bonds, 4.75%, 10/01/32 (h)	5,000	4,539,900
Sumter Landing Community Development District,
Florida, Recreational Revenue Bonds, Sub-Series B,
5.70%, 10/01/38	3,685	2,287,316
Village Community Development District Number 5,
Florida, Special Assessment Bonds, 5.625%, 5/01/22	7,370	6,240,253
		25,007,611
Georgia — 1.9%
Atlanta, Georgia, Water and Wastewater Revenue Bonds,
5%, 11/01/34 (a)	1,500	1,482,945
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38 (i)(j)	1,000	372,510
Milledgeville-Baldwin County, Georgia, Development
Authority Revenue Bonds (Georgia College and State
University Foundation), 6%, 9/01/14 (g)	1,500	1,819,590
		3,675,045

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
the Schedules of Investments, the names and	CABS	Capital Appreciation Bonds	IDB	Industrial Development Bonds
descriptions of many of the securities have been	COP	Certificates of Participation	IDR	Industrial Development Revenue Bonds
abbreviated according to the list on the right.	EDA	Economic Development Authority	M/F	Multi-Family
	EDR	Economic Development Revenue Bonds	PCR	Pollution Control Revenue Bonds
	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
	HDA	Housing Development Authority	S/F	Single-Family
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Hawaii — 1.2%
Hawaii State Department of Budget and Finance, Special
Purpose Revenue Refunding Bonds (Hawaiian Electric
Company, Inc.), AMT, Series D, 6.15%, 1/01/20 (k)	$ 2,500	$ 2,429,400
Idaho — 1.8%
Idaho HFA, Grant and Revenue Anticipation Bonds
(Federal Highway Trust Fund), Series A, 5%, 7/15/27	900	909,981
Idaho Health Facilities Authority, Revenue Refunding
Bonds (Trinity Health Group), Series B,
6.25%, 12/01/33	2,500	2,607,825
		3,517,806
Illinois — 11.4%
Bolingbrook, Illinois, GO, Refunding, Series A,
4.75%, 1/01/38 (f)	6,500	5,682,040
CenterPoint Intermodal Center Program Trust, Illinois, Tax
Allocation Bonds, Class A, 10%, 6/15/23 (l)(x)	1,920	1,501,555
Chicago, Illinois, Public Building Commission, Building
Revenue Bonds, Series A, 7%, 1/01/20 (f)(m)	5,000	6,490,250
Illinois Municipal Electric Agency, Power Supply Revenue
Bonds, 4.50%, 2/01/35 (f)(n)	1,000	886,940
Illinois State Finance Authority Revenue Bonds, Series A:
(Friendship Village of Schaumburg),
5.625%, 2/15/37	690	389,312
(Monarch Landing, Inc. Project), 7%, 12/01/37	1,155	699,711
(Northwestern Memorial Hospital),
5.50%, 8/15/14 (g)	5,800	6,772,428
Illinois State Finance Authority, Student Housing
Revenue Bonds (MJH Education Assistance IV LLC),
Sub-Series B, 5.375%, 6/01/35 (i)(j)	700	68,845
		22,491,081
Kansas — 0.7%
Dodge City, Kansas, Sales Tax Revenue Bonds,
5%, 6/01/34 (b)	1,300	1,285,284
Kentucky — 4.3%
Kentucky Economic Development Finance Authority,
Health System Revenue Refunding Bonds (Norton
Healthcare, Inc.), Series B, 6.191%, 10/01/23 (c)(f)	13,500	5,425,380
Kentucky Economic Development Financing Authority,
Louisville Arena Project Revenue Bonds (Louisville Arena
Authority, Inc.), Sub-Series A-1, 6%, 12/01/38 (b)	700	721,196
Louisville and Jefferson County, Kentucky, Metropolitan
Government Health Facilities, Revenue Refunding
Bonds (Jewish Hospital and Saint Mary’s HealthCare),
6.125%, 2/01/37	2,250	2,239,335
		8,385,911
Louisiana — 0.5%
East Baton Rouge, Louisiana, Sewerage Commission,
Revenue Refunding Bonds, Series A, 5.25%
due 2/01/39	1,000	976,390
Maryland — 2.5%
Maryland State Community Development Administration,
Department of Housing and Community Development,
Residential Revenue Refunding Bonds, AMT, Series A,
4.80%, 9/01/42	3,000	2,575,080
Maryland State Health and Higher Educational Facilities
Authority, Mortgage Revenue Refunding Bonds (Western
Maryland Health System), 4.75%, 7/01/36 (f)(o)	750	646,545
Maryland State Health and Higher Educational Facilities
Authority, Revenue Refunding Bonds (MedStar
Health, Inc.), 5.50%, 8/15/33	1,740	1,642,038
		4,863,663

	Par
Municipal Bonds	(000)	Value
Michigan — 3.2%
Michigan State Building Authority, Revenue Refunding
Bonds (Facilities Program), Series I, 6.25%, 10/15/38 $	1,875	$ 2,023,181
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds (Henry Ford Health System), Series A,
5.25%, 11/15/46	1,670	1,249,594
Royal Oak, Michigan, Hospital Finance Authority, Hospital
Revenue Refunding Bonds (William Beaumont Hospital),
8.25%, 9/01/39	2,750	3,060,090
		6,332,865
Minnesota — 1.9%
Minneapolis, Minnesota, Health Care System, Revenue
Refunding Bonds (Fairview Health Services), Series B,
6.50%, 11/15/38 (b)	3,500	3,794,910
Mississippi — 4.1%
Mississippi Development Bank, Special Obligation
Revenue Bonds (b):
(Jackson County Limited Tax Note), 5.50%, 7/01/32	2,655	2,687,789
(Jones County Junior College), 5.125%, 3/01/39	1,500	1,543,335
University of Southern Mississippi Education Building
Corporation Revenue Bonds (Campus Facilities
Improvements Project), 5.375%, 9/01/36	3,750	3,825,750
		8,056,874
Missouri — 4.0%
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue Bonds (Plum Point Project),
4.60%, 1/01/36 (f)	2,820	2,011,421
Missouri State Health and Educational Facilities Authority,
Health Facilities Revenue Bonds (Saint Luke’s Health
System), Series A, 5.50%, 11/15/35 (a)	1,200	1,207,932
Missouri State Housing Development Commission,
S/F Mortgage Revenue Refunding Bonds
(Homeownership Loan Program), AMT, Series B-1,
5.05%, 3/01/38 (p)(q)(r)	4,590	4,556,172
		7,775,525
Multi-State — 5.1%
Charter Mac Equity Issuer Trust, 7.60%, 11/30/50 (l)(s)	7,000	7,358,050
MuniMae TE Bond Subsidiary LLC, 7.75%, 6/30/50 (l)(s)	4,000	2,599,480
		9,957,530
Nebraska — 1.3%
Omaha Public Power District, Nebraska, Electric System
Revenue Bonds, Series A, 4.75%, 2/01/44	2,765	2,590,943
Nevada — 1.0%
Clark County, Nevada, EDR, Refunding (Alexander
Dawson School of Nevada Project), 5%, 5/15/29	2,065	1,886,667
New Jersey — 6.5%
Middlesex County, New Jersey, Improvement Authority,
Subordinate Revenue Bonds (Heldrich Center Hotel/
Conference Project), Series B, 6.25%, 1/01/37	1,510	761,433
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.75%, 6/15/29	7,000	5,169,290
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
Series A, 5%, 7/01/27 (f)	1,150	1,132,382
New Jersey Health Care Facilities Financing Authority
Revenue Bonds (Virtua Health), 5.50%, 7/01/38 (b)	2,250	2,208,150
New Jersey State Educational Facilities Authority, Revenue
Refunding Bonds (University of Medicine and Dentistry),
Series B:
7.125%, 12/01/23	950	986,946
7.50%, 12/01/32	1,225	1,248,287
New Jersey State Housing and Mortgage Finance Agency
Revenue Bonds, Series AA, 6.50%, 10/01/38	1,250	1,328,588
		12,835,076

See Notes to Financial Statements.

12 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 12.8%
Albany, New York, IDA, Civic Facility Revenue Bonds
(New Covenant Charter School Project), Series A,
7%, 5/01/35	$ 725	$ 452,501
Hudson Yards Infrastructure Corporation, New York,
Revenue Bonds, Series A, 5%, 2/15/47 (n)	1,400	1,144,654
Long Island Power Authority, New York, Electric System
Revenue Bonds, Series C, 5.25%, 9/01/29 (d)	2,000	2,007,320
Long Island Power Authority, New York, Electric System
Revenue Refunding Bonds, Series A, 6.25%, 4/01/33	480	526,570
Metropolitan Transportation Authority, New York, Dedicated
Tax Fund Revenue Bonds, Series B, 5%, 11/15/34	1,200	1,164,600
Metropolitan Transportation Authority, New York, Revenue
Refunding Bonds, Series A, 5%, 11/15/25 (f)(n)	750	754,575
New York City, New York, City IDA, PILOT Revenue
Bonds (Queens Baseball Stadium Project),
6.50%, 1/01/46 (b)	1,100	1,205,303
New York City, New York, City IDA, Special Facility Revenue
Bonds (American Airlines, Inc. — JFK International
Airport), AMT, 7.625%, 8/01/25 (x)	2,600	1,981,356
New York City, New York, City Municipal Water Finance
Authority, Second General Resolution, Water and Sewer
System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	800	841,496
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System Revenue Bonds,
Series A, 5.75%, 6/15/40	700	751,569
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-1,
5%, 7/15/24 (f)(n)	2,000	2,007,340
New York Liberty Development Corporation
Revenue Bonds (Goldman Sachs Headquarters),
5.25%, 10/01/35	3,000	2,639,850
New York State Dormitory Authority, Non-State Supported
Debt Revenue Bonds (Rochester Institute of Technology),
Series A, 6%, 7/01/33	1,625	1,707,826
New York State Dormitory Authority, Revenue Refunding
Bonds (University of Rochester), Series A (e)(f)(g):
6.00%, 7/01/10	1,865	1,859,424
6.05%, 7/01/10	2,030	2,023,930
New York State Dormitory Authority, State Personal Income
Tax Revenue Bonds (Education), Series A, 5%, 3/15/38	2,250	2,263,815
New York State, GO, Series A, 5%, 2/15/39	950	960,935
Port Authority of New York and New Jersey, Consolidated
Revenue Refunding Bonds, AMT, 152nd Series,
5.75%, 11/01/30	1,000	1,007,190
		25,300,254
North Carolina — 2.0%
Gaston County, North Carolina, Industrial Facilities and
Pollution Control Financing Authority, Revenue
Bonds (National Gypsum Company Project), AMT,
5.75%, 8/01/35	2,425	1,161,575
North Carolina Medical Care Commission, Health Care
Facilities Revenue Bonds (WakeMed), Series A,
5.875%, 10/01/38 (b)	1,000	1,025,310
North Carolina Medical Care Commission, Health Care
Facilities, Revenue Refunding Bonds (University Health
System), Series D, 6.25%, 12/01/33	1,750	1,844,010
		4,030,895
Ohio — 6.5%
American Municipal Power, Inc., Ohio, Revenue Refunding
Bonds (Prairie State Energy Campus Project), Series A,
5.625%, 2/15/36 (b)	1,430	1,449,319
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	1,870	1,155,099

	Par
Municipal Bonds	(000)	Value
Ohio (concluded)
Cuyahoga County, Ohio, Revenue Refunding Bonds,
Series A:
6%, 1/01/20	$ 3,485	$ 3,615,757
6%, 1/01/21	5,000	5,166,700
Ohio State Air Quality Development Authority, Revenue
Refunding Bonds (Dayton Power and Light Company
Project), Series B, 4.80%, 1/01/34 (n)(t)	1,500	1,508,655
		12,895,530
Oklahoma — 1.2%
Tulsa, Oklahoma, Municipal Airport Trust, Revenue
Refunding Bonds, Series A, 7.75%, 6/01/35	2,900	2,449,717
Pennsylvania — 6.5%
Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds (Port District Project),
Series B, 5.70%, 1/01/22 (a)	2,000	2,008,500
McKeesport, Pennsylvania, Area School District, GO,
Refunding (c)(n):
5.53%, 10/01/31	2,435	608,093
5.53%, 10/01/31 (m)	870	288,788
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds, AMT, Series A:
(Amtrak Project), 6.25%, 11/01/31	2,000	1,555,200
(Amtrak Project), 6.375%, 11/01/41	3,100	2,370,012
(Reliant Energy), 6.75%, 12/01/36	6,380	5,869,409
		12,700,002
Puerto Rico — 2.8%
Puerto Rico Electric Power Authority, Power Revenue
Refunding Bonds, Series UU, 5%, 7/01/23 (a)	2,900	2,938,628
Puerto Rico Housing Financing Authority, Capital Funding
Program, Subordinate Revenue Refunding Bonds,
5.125%, 12/01/27	2,500	2,519,675
		5,458,303
Rhode Island — 1.7%
Rhode Island State Health and Educational Building
Corporation, Hospital Revenue Bonds (Lifespan
Obligation Group), Series A, 7%, 5/15/39 (b)	3,000	3,224,670
Rhode Island State Health and Educational Building
Corporation, Hospital Revenue Refunding Bonds
(Lifespan Obligation Group), 5.50%, 5/15/16 (f)	200	200,012
		3,424,682
South Carolina — 5.7%
South Carolina Housing Finance and Development
Authority, Mortgage Revenue Refunding Bonds, AMT,
Series A-2, 5.15%, 7/01/37 (k)	4,975	4,554,115
South Carolina Jobs EDA, Hospital Facilities Revenue
Refunding Bonds (Palmetto Health Alliance):
Series A, 6.25%, 8/01/31	2,185	1,910,389
Series C, 6.875%, 8/01/13 (g)	3,560	4,238,714
Series C, 6.875%, 8/01/13 (g)	440	518,976
		11,222,194
Tennessee — 2.5%
Memphis-Shelby County, Tennessee, Airport Authority,
Airport Revenue Bonds, AMT, Series D, 6%, 3/01/24 (k)	4,865	4,876,238
Texas — 12.1%
Grapevine, Texas, GO, 5.875%, 8/15/10 (g)(n)	6,000	6,403,800
Harris County-Houston Sports Authority, Texas,
Revenue Refunding Bonds, Senior Lien, Series A,
6.171%, 11/15/38 (c)(f)	5,000	511,250
Harris County, Texas, Health Facilities Development
Corporation, Hospital Revenue Refunding Bonds
(Memorial Hermann Healthcare System), Series B:
7.125%, 12/01/31	1,000	1,057,880
7.25%, 12/01/35	2,650	2,809,344

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Lower Colorado River Authority, Texas, Revenue
Refunding Bonds:
5%, 5/15/13 (f)(g)	$ 20	$ 22,701
4.75%, 5/15/36 (k)	3,595	3,293,236
Series A, 5%, 5/15/13 (f)(g)	5	5,675
Montgomery County, Texas, Municipal Utility District
Number 46, Waterworks and Sewer System, GO,
4.75%, 3/01/30 (f)	355	333,508
San Antonio Energy Acquisition Public Facilities
Corporation, Texas, Gas Supply Revenue Bonds,
5.50%, 8/01/24	2,550	2,179,230
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds (k):
6.053%, 8/15/31 (c)	15,000	3,313,500
First Tier, Series A, 5%, 8/15/42	3,325	2,921,212
Texas State, Water Financial Assistance, GO, Refunding,
5.75%, 8/01/22	1,000	1,033,390
		23,884,726
Virginia — 0.8%
Tobacco Settlement Financing Corporation of Virginia,
Revenue Refunding Bonds, Senior Series B-1,
5%, 6/01/47	2,900	1,549,238
Washington — 1.2%
King County, Washington, Sewer Revenue Refunding
Bonds, 5%, 1/01/36 (a)	200	200,436
Washington State Health Care Facilities Authority
Revenue Bonds (MultiCare Health System), Series B,
6%, 8/15/39 (b)	2,100	2,124,528
		2,324,964
Wisconsin — 1.4%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (Aurora Health Care, Inc.),
6.40%, 4/15/33	3,220	2,864,319
Wyoming — 0.9%
Wyoming Community Development Authority, Housing
Revenue Bonds, AMT, Series 3, 4.75%, 12/01/37	2,145	1,821,770
Total Municipal Bonds — 155.5%		306,084,498
Municipal Bonds Transferred to
Tender Option Bond Trusts (u)
Colorado — 2.6%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health), Series C-7, 5%, 9/01/36 (a)	5,250	5,038,215
Illinois — 1.6%
Chicago, Illinois, Housing Authority, Capital Program
Revenue Refunding Bonds, 5%, 7/01/24 (a)	3,194	3,206,920
Massachusetts — 1.5%
Massachusetts State Water Resource Authority, General
Revenue Refunding Bonds, Series A, 5%, 8/01/41	3,070	3,035,800
New York — 1.7%
New York State Dormitory Authority, Non-State Supported
Debt Revenue Bonds (New York University), Series A,
5%, 07/01/38	3,359	3,323,191

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (u)	(000)	Value
Ohio — 2.1%
Montgomery County, Ohio, Revenue Bonds (Catholic
Health Initiatives), Series C-1, 5%, 10/01/41 (a)	$ 1,740	$ 1,589,438
Ohio State Higher Educational Facilities Commission,
Hospital Revenue Bonds (University Hospitals Health
System), Series A, 5.25%, 01/01/33	2,600	2,541,240
		4,130,678
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 9.5%		18,734,804
Total Long-Term Investments
(Cost — $356,877,666) — 165.0%		324,819,302
Short-Term Securities	Shares
Money Market Fund — 5.8%
FFI Institutional Tax-Exempt Fund, 0.72% (v)(w)	11,400,000	11,400,000
Total Short-Term Securities
(Cost — $11,400,000) — 5.8%		11,400,000
Total Investments (Cost — $368,277,666*) — 170.8%		336,219,302
Liabilities in Excess of Other Assets — (1.1)%		(2,280,214)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (5.2)%		(10,156,833)
Preferred Shares, at Redemption Value — (64.5)%		(126,971,191)
Net Assets Applicable to Common Shares — 100.0%		$196,811,064

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$357,463,360
Gross unrealized appreciation	$ 10,168,356
Gross unrealized depreciation	(41,550,213)
Net unrealized depreciation	$ (31,381,857)

(a) FSA Insured.
(b) Assured Guaranty Insured.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) CIFG Insured.
(e) Represents a step up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(f) NPFGC Insured.
(g) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h) XL Capital Insured.
(i) Issuer filed for bankruptcy and/or is in default of interest payments.
(j) Non-income producing security.
(k) AMBAC Insured.
(l) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(m) Security is collateralized by Municipal or US Treasury Obligations.

See Notes to Financial Statements.

14 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Investment Quality Municipal Trust Inc. (BKN)

(n) FGIC Insured.
(o) FHA Insured.
(p) FHLMC Collateralized.
(q) FNMA Collateralized.
(r) GNMA Collateralized.
(s) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(t) BHAC Insured.
(u) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(v) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
FFI Institutional Tax-Exempt Fund	(4,000,000)	$ 151,279

(w) Represents the current yield as of report date.
(x) Variable rate security. Rate shown is as of report date.
•Effective November 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 11,400,000
Level 2	324,819,302
Level 3	—
Total	$336,219,302

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 5.1%
Phoenix and Pima County, Arizona, IDA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series 2007-1,
5.25%, 8/01/38 (a)(b)(c)	$ 1,762	$ 1,788,809
Pima County, Arizona, IDA, Education Revenue Bonds
(American Charter Schools Foundation), Series A,
5.625%, 7/01/38	1,700	1,119,807
Pima County, Arizona, IDA, Education Revenue Refunding
Bonds (Arizona Charter Schools Project), Series O,
5.25%, 7/01/31	1,000	569,160
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	1,850	1,284,622
5%, 12/01/37	2,590	1,744,987
		6,507,385
California — 5.8%
California Educational Facilities Authority Revenue
Bonds (University of Southern California), Series A,
5.25%, 10/01/39	835	868,308
California HFA, Home Mortgage Revenue Bonds, AMT:
Series G, 5.50%, 8/01/42	2,980	2,890,868
Series K, 5.50%, 2/01/42	1,135	1,109,122
California State, GO, 6.50%, 4/01/33	2,000	2,184,820
San Diego, California, Community College District, GO
(Election of 2002), 5.25%, 8/01/33	350	353,287
		7,406,405
Colorado — 2.3%
Colorado HFA, Revenue Refunding Bonds (Adventist
Health System/Sunbelt Obligor Group), Series D,
5.125%, 11/15/29	2,500	2,249,025
North Range Metropolitan District Number 2, Colorado,
Limited Tax, GO, 5.50%, 12/15/37	1,200	614,952
		2,863,977
District of Columbia — 12.4%
District of Columbia Tobacco Settlement Financing
Corporation, Asset-Backed Revenue Refunding Bonds:
6.25%, 5/15/24	5,940	5,581,877
6.50%, 5/15/33	13,310	10,162,451
		15,744,328
Florida — 3.7%
Jacksonville, Florida, Health Facilities Authority, Hospital
Revenue Bonds (Baptist Medical Center Project),
Series A, 5%, 8/15/37	845	662,852
Orange County, Florida, Health Facilities Authority, First
Mortgage Revenue Bonds (Orlando Lutheran Towers),
5.50%, 7/01/38	1,150	672,002
Sarasota County, Florida, Health Facilities Authority,
Retirement Facility Revenue Refunding Bonds (Village
on the Isle Project), 5.50%, 1/01/32	520	334,168
Sumter Landing Community Development District,
Florida, Recreational Revenue Bonds, Sub-Series B,
5.70%, 10/01/38	1,435	890,719
Tolomato Community Development District, Florida,
Special Assessment Bonds, 6.65%, 5/01/40	1,750	1,176,893
Watergrass Community Development District, Florida,
Special Assessment Revenue Bonds, Series A,
5.375%, 5/01/39	1,850	871,091
		4,607,725

	Par
Municipal Bonds	(000)	Value
Georgia — 1.0%
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38 (d)(e)	$ 585	$ 217,918
Rockdale County, Georgia, Development Authority
Revenue Bonds (Visy Paper Project), AMT, Series A,
6.125%, 1/01/34	1,600	1,062,224
		1,280,142
Illinois — 2.6%
Illinois State Finance Authority Revenue Bonds (Monarch
Landing, Inc. Project), Series A, 7%, 12/01/37	580	351,370
Illinois State Finance Authority, Revenue Refunding Bonds
(Proctor Hospital), Series A, 5.125%, 1/01/25	4,000	2,973,920
		3,325,290
Indiana — 1.7%
Delaware County, Indiana, Hospital Authority, Hospital
Revenue Bonds (Cardinal Health System Obligated
Group), 5.25%, 8/01/36	2,000	1,261,560
Indiana Health and Educational Facilities Financing
Authority, Hospital Revenue Bonds (Community
Foundation of Northwest Indiana), 5.50%, 3/01/37	700	542,626
Indiana Municipal Power Agency, Power Supply System
Revenue Bonds, Series B, 6%, 1/01/39	350	360,573
		2,164,759
Kansas — 0.3%
Lenexa, Kansas, Health Care Facility, Revenue Refunding
Bonds, 5.50%, 5/15/39	650	400,640
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities and
Community Development Authority Revenue Bonds
(Westlake Chemical Corporation), 6.75%, 11/01/32	2,000	1,392,100
Saint Tammany Parish, Louisiana, Financing Authority,
S/F Mortgage Revenue Bonds (Home Ownership
Program), Series A, 5.25%, 12/01/39 (a)(b)(c)	1,334	1,302,050
		2,694,150
Maryland — 0.6%
Maryland State Health and Higher Educational Facilities
Authority Revenue Bonds (King Farm Presbyterian
Community), Series B, 5%, 1/01/17	1,000	772,830
Michigan — 1.9%
Garden City, Michigan, Hospital Finance Authority,
Hospital Revenue Refunding Bonds (Garden City
Hospital Obligation), Series A, 5%, 8/15/38	1,540	845,552
Royal Oak, Michigan, Hospital Finance Authority, Hospital
Revenue Refunding Bonds (William Beaumont
Hospital), 8.25%, 9/01/39	1,400	1,557,864
		2,403,416
Missouri — 1.7%
Missouri State Housing Development Commission,
S/F Mortgage Revenue Refunding Bonds
(Homeownership Loan Program), AMT, Series B-1,
5.05%, 3/01/38 (a)(b)(c)	2,185	2,168,897
Montana — 0.6%
Two Rivers Authority Inc., Montana, Senior Lien Revenue
Bonds (Correctional Facilities Project) (d):
7.25%, 11/01/21	1,500	292,620
7.375%, 11/01/27	2,600	507,156
		799,776
New Jersey — 2.7%
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.50%, 6/15/24	2,670	2,080,304
New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series E, 5.25%, 1/01/40	1,345	1,351,994
		3,432,298

See Notes to Financial Statements.

16 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 9.7%
Nassau County, New York, Tobacco Settlement
Corporation, Senior Asset-Backed Revenue Refunding
Bonds, Series A-2, 5.25%, 6/01/26 (f)	$ 5,000	$ 4,186,250
New York City, New York, City IDA, Special Facility Revenue
Bonds (American Airlines, Inc. — JFK International
Airport), AMT, 7.625%, 8/01/25 (o)	7,600	5,791,656
New York City, New York, City Municipal Water Finance
Authority, Second General Resolution, Water and Sewer
System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	500	525,935
New York City, New York, City Transitional Finance Authority,
Building Aid Revenue Refunding Bonds, Series S-1,
4.50%, 1/15/38	370	319,732
New York Liberty Development Corporation Revenue Bonds
(Goldman Sachs Headquarters), 5.25%, 10/01/35	1,700	1,495,915
		12,319,488
Pennsylvania — 2.2%
Allegheny County, Pennsylvania, Hospital Development
Authority, Revenue Refunding Bonds (West Penn
Allegheny Health System), Series A, 5.375%, 11/15/40	2,080	1,101,506
Harrisburg, Pennsylvania, Authority, University Revenue
Bonds (Harrisburg University of Science), Series A,
5.40%, 9/01/16	230	217,966
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 97A, 4.60%, 10/01/27	450	390,919
Pennsylvania State Higher Educational Facilities Authority,
Health Services Revenue Refunding (Allegheny
Delaware Valley), Series A, 5.875%, 11/15/16	1,345	1,115,126
		2,825,517
South Carolina — 3.4%
Scago Education Facilities Corporation for Williamsburg
County School District, South Carolina, Revenue
Refunding Bonds, 5%, 12/01/31 (g)	1,900	1,519,126
South Carolina Jobs, EDA, Health Care Facilities, First
Mortgage Revenue Refunding Bonds (Lutheran Homes):
5.50%, 5/01/28	600	396,066
5.625%, 5/01/42	1,000	589,330
South Carolina Jobs, EDA, Senior Lien Revenue Refunding
Bonds (Burroughs and Chapin Company, Inc.), Series A,
4.70%, 4/01/35 (g)	2,500	1,818,850
		4,323,372
South Dakota — 0.7%
South Dakota State Health and Educational Facilities
Authority Revenue Bonds (Sanford Health),
5%, 11/01/40	1,040	909,428
Texas — 4.7%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy
Company LLC Project), AMT:
Series A, 8.25%, 10/01/30	1,500	645,300
Series C, 5.75%, 5/01/36 (n)	225	132,750
HFDC of Central Texas, Inc., Retirement Facilities Revenue
Bonds (Village at Gleannloch Farms), Series A,
5.50%, 2/15/27	1,150	778,412
Harris County, Texas, Toll Road Revenue Bonds, Senior
Lien, Series A, 5%, 8/15/38	2,130	2,104,014
North Texas Tollway Authority, System Revenue Refunding
Bonds, Second Tier, Series F, 6.125%, 1/01/31	2,290	2,295,336
		5,955,812
Vermont — 2.1%
Vermont HFA, S/F Housing Revenue Bonds, AMT,
Series 27, 4.90%, 5/01/38 (h)	3,035	2,653,379

	Par
Municipal Bonds	(000)	Value
Virginia — 2.5%
Fairfax County, Virginia, EDA, Residential Care Facilities,
Mortgage Revenue Refunding Bonds (Goodwin
House, Inc.), 5.125%, 10/01/42	$ 850	$ 577,388
Peninsula Ports Authority, Virginia, Residential Care
Facilities, Revenue Refunding Bonds (Baptist Homes),
Series C, 5.375%, 12/01/26	2,600	1,778,712
Reynolds Crossing Community Development Authority,
Virginia, Special Assessment Revenue Bonds (Reynolds
Crossing Project), 5.10%, 3/01/21	1,000	812,000
		3,168,100
Wisconsin — 4.1%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (Ascension Health), Series A,
5%, 11/15/31	5,335	5,125,761
Total Municipal Bonds — 73.9%		93,852,875
Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
California — 17.0%
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Custodial Receipts, Series 1271, 5%, 6/01/45	10,000	7,807,900
University of California Revenue Bonds, Series B,
4.75%, 5/15/38 (j)	15,000	13,783,800
		21,591,700
Illinois — 11.4%
Chicago, Illinois, O’Hare International Airport, General
Airport Revenue Bonds, Custodial Receipts,
Series 1284, 5%, 1/01/33	15,000	14,454,750
Indiana — 10.6%
Carmel, Indiana, Lease Rental Revenue Bonds
(Performing Arts Center):
4.75%, 2/01/33	7,230	6,931,329
5%, 2/01/33	6,580	6,534,269
		13,465,598
Massachusetts — 8.9%
Massachusetts State, HFA, Housing Revenue Refunding
Bonds, AMT, Series D, 5.45%, 6/01/37	11,855	11,377,599
Nebraska — 3.8%
Omaha Public Power District, Nebraska, Electric System
Revenue Bonds, Sub-Series B, 4.75%, 2/01/36 (j)(k)	5,000	4,809,200
New York — 15.5%
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System, Revenue Refunding
Bonds, Series D, 5%, 6/15/39	7,500	7,511,325
New York State Dormitory Authority, State Personal
Income Tax Revenue Bonds (Education), Series B,
5.75%, 3/15/36	11,250	12,146,287
		19,657,612
North Carolina — 11.9%
University of North Carolina, University Revenue
Refunding Bonds, Series A, 4.75%, 12/01/34	15,170	15,194,879
Texas — 7.3%
New Caney, Texas, Independent School District, GO,
5%, 2/15/35	9,150	9,275,538
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 86.4%		109,826,876
Total Long-Term Investments
(Cost — $239,767,400) — 160.3%		203,679,751

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Money Market Fund — 1.1%
FFI Institutional Tax-Exempt Fund, 0.72% (l)(m)	1,400,185	$ 1,400,185
Total Short-Term Securities
(Cost — $1,400,185) — 1.1%		1,400,185
Total Investments (Cost — $241,167,585*) — 161.4%		205,079,936
Other Assets Less Liabilities — 1.3%		1,682,116
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (62.7)%		(79,683,540)
Net Assets — 100.0%		$127,078,512

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$161,733,129
Gross unrealized appreciation	$ 1,083,837
Gross unrealized depreciation	(36,872,030)
Net unrealized depreciation	$ (35,788,193)

(a) FHLMC Collateralized.
(b) FNMA Collateralized.
(c) GNMA Collateralized.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Represents a step up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(g) Radian Insured.
(h) FSA Insured.
(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(j) NPFGC Insured.
(k) FGIC Insured.
(l) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
FFI Institutional Tax-Exempt Fund	299,302	$ 18,422

(m) Represents the current yield as of report date.
(n) Variable rate security. Rate shown is as of report date.

•Effective November 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 1,400,185
Level 2	203,679,751
Level 3	—
Total	$205,079,936

See Notes to Financial Statements.

18 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.4%
Courtland, Alabama, IDB, Solid Waste Disposal Revenue
Refunding Bonds (International Paper Company
Project), Series A, 4.75%, 5/01/17	$ 1,165	$ 915,038
Arizona — 0.9%
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/18	1,500	1,277,385
5.25%, 12/01/20	1,000	838,710
		2,116,095
California — 23.5%
California State, Various Purpose, GO, 5%, 11/01/22	7,050	7,103,650
California Statewide Communities Development
Authority Revenue Bonds (John Muir Health), Series A,
5%, 8/15/22	5,000	4,834,650
Foothill/Eastern Corridor Agency, California, Toll Road
Revenue Refunding Bonds, CABS (a):
5.954%, 1/15/21	12,500	4,489,375
5.861%, 1/15/22	10,000	3,192,300
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds (b):
Series A-1, 6.625%, 6/01/13	3,000	3,493,770
Series A-1, 6.75%, 6/01/13	12,010	14,044,854
Series A-3, 7.875%, 6/01/13	975	1,180,325
Series A-5, 7.875%, 6/01/13	1,470	1,779,567
Series B, 5.375%, 6/01/10	10,000	10,479,500
Los Angeles, California, Unified School District, GO,
Series I, 5%, 7/01/20	3,750	4,031,362
Riverside County, California, Asset Leasing Corporation,
Leasehold Revenue Bonds (Riverside County Hospital
Project), 5.74%, 6/01/25 (a)(c)	6,865	2,719,570
		57,348,923
Colorado — 1.7%
E-470 Public Highway Authority, Colorado Revenue
Bonds, CABS, Senior Series B, 5.492%, 9/01/22 (a)(c)	4,500	1,646,505
Park Creek Metropolitan District, Colorado, Senior
Limited Tax Supported Revenue Refunding Bonds,
5.25%, 12/01/25	3,000	2,471,490
		4,117,995
District of Columbia — 5.1%
District of Columbia, Revenue Refunding Bonds
(Friendship Public Charter School, Inc.) (d):
5.75%, 6/01/18	2,680	2,154,023
5%, 6/01/23	3,320	2,155,410
District of Columbia Tobacco Settlement Financing
Corporation, Asset-Backed Revenue Refunding Bonds,
6.50%, 5/15/33	4,215	3,218,237
Metropolitan Washington Airports Authority, D.C., Airport
System Revenue Refunding Bonds, AMT, Series C-2,
5%, 10/01/24 (e)	5,000	4,827,750
		12,355,420
Florida — 15.0%
Bellalago, Florida, Educational Facilities Benefits District,
Capital Improvement Special Assessment Bonds,
Series A, 5.85%, 5/01/22	4,110	3,555,972
Broward County, Florida, School Board, COP, Series A,
5.25%, 7/01/22 (e)	1,250	1,281,912
Grand Hampton Community Development District, Florida,
Capital Improvement Special Assessment Bonds,
6.10%, 5/01/24	3,870	3,127,154
Habitat, Florida, Community Development, Special
Assessment Bonds, 5.80%, 5/01/25	3,635	2,695,571

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Jacksonville, Florida, Sales Tax Revenue Bonds,
5%, 10/01/22	$ 5,160	$ 5,294,315
Miami Beach, Florida, Health Facilities Authority, Hospital
Revenue Refunding Bonds (Mount Sinai Medical
Center of Florida), 6.75%, 11/15/21	4,715	3,539,975
Miami-Dade County, Florida, School District, GO,
Refunding, 4.75%, 7/15/09 (c)	5,045	5,075,825
Middle Village Community Development District, Florida,
Special Assessment Bonds, Series A, 5.80%, 5/01/22	3,955	2,754,262
Pine Island Community Development District, Florida,
Utilities System Revenue Bonds, 5.30%, 11/01/10	320	303,741
Stevens Plantation Community Development District,
Florida, Special Assessment Revenue Bonds, Series B,
6.375%, 5/01/13	3,530	2,747,964
Village Community Development District Number 5,
Florida, Special Assessment Bonds, Series A,
6%, 5/01/22	2,615	2,436,291
Westchester Community Development District Number 1,
Florida, Special Assessment Bonds (Community
Infrastructure), 6%, 5/01/23	5,145	3,725,237
		36,538,219
Georgia — 0.7%
Richmond County, Georgia, Development Authority,
Environmental Improvement Revenue Bonds
(International Paper Co. Projects), AMT, Series A,
5.75%, 11/01/27	2,350	1,672,754
Illinois — 14.8%
CenterPoint Intermodal Center Program Trust, Illinois,
Tax Allocation Bonds, Class A, 10%, 6/15/23 (f)(t)	2,155	1,685,339
Chicago, Illinois, O’Hare International Airport, General
Airport Revenue Bonds, Third Lien, Series A (g):
5%, 1/01/21	5,000	5,047,650
5%, 1/01/22	7,000	7,023,170
Illinois Development Finance Authority Revenue Bonds
(Depaul University), Series C, 5.25%, 10/01/24	5,000	4,958,050
Illinois Educational Facilities Authority Revenue Bonds
(Northwestern University), 5%, 12/01/21	4,800	5,114,208
Illinois State Finance Authority, Student Housing Revenue
Bonds (MJH Education Assistance IV LLC)(h)(i):
Senior Series A, 5.50%, 6/01/19	3,250	1,798,647
Sub-Series B, 5%, 6/01/24	1,075	106,210
Illinois State Toll Highway Authority, Senior Priority
Revenue Bonds, Series A, 5%, 1/01/19 (e)	2,250	2,421,472
Lake, Cook, Kane and McHenry Counties, Illinois,
Community Unit School District Number 220, GO,
Refunding, 5.25%, 12/01/20 (e)	1,000	1,162,060
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Refunding Bonds
(McCormick), Series A, 5.394%, 6/15/22 (a)(c)	13,455	6,868,777
		36,185,583
Indiana — 5.9%
Indianapolis, Indiana, Airport Authority, Special Facilities,
Revenue Refunding Bonds (Federal Express Corporation
Project), AMT, 5.10%, 1/15/17	10,000	8,953,200
Lawrence, Indiana, M/F Housing, Revenue Refunding
Bonds (Pinnacle Apartments Project), AMT,
5.15%, 6/01/24 (j)	2,000	2,001,400
Vincennes, Indiana, EDR, Refunding, 6.25%, 1/01/24	4,620	3,390,988
		14,345,588
Kansas — 1.4%
Unified Government of Wyandotte County and Kansas City,
Kansas, Sales Tax Special Obligation Revenue Bonds
(Kansas International Speedway Corporation Project),
5.2%, 12/01/20 (a)(c)	6,440	3,362,517

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Kentucky — 0.8%
Kentucky Housing Corporation, Housing Revenue Bonds,
AMT, Series C, 4.625%, 7/01/22	$ 2,000	$ 1,887,540
Louisiana — 0.6%
De Soto Parish, Louisiana, Environmental Improvement
Revenue Bonds (International Paper Co. Project), AMT,
Series A, 5.85%, 11/01/27	2,000	1,448,600
Maryland — 4.7%
Frederick County, Maryland, Special Obligation Tax Bonds
(Urbana Community Development Authority):
6.625%, 7/01/25	3,000	2,292,390
Series A, 5.80%, 7/01/20	4,711	3,656,348
Maryland State Health and Higher Educational Facilities
Authority, Revenue Refunding Bonds (MedStar
Health, Inc.), 5.375%, 8/15/24	5,500	5,479,650
		11,428,388
Massachusetts — 2.2%
Massachusetts State Development Finance Agency,
Solid Waste Disposal Revenue Bonds (Waste
Management, Inc. Project), AMT, 5.45%, 6/01/14	4,500	4,299,705
Massachusetts State Water Pollution Abatement Trust,
Water Abatement Revenue Refunding Bonds (MWRA
Program), Sub-Series A, 6%, 8/01/23	1,000	1,017,940
		5,317,645
Michigan — 0.4%
Michigan State Hospital Finance Authority, Hospital
Revenue Refunding Bonds (Sparrow Obligated Group),
4.50%, 11/15/26	1,500	1,114,650
Minnesota — 0.5%
Minnesota State Higher Education Facilities Authority
Revenue Bonds (University of St. Thomas), Series 5Y,
5%, 10/01/24	1,250	1,250,538
Mississippi — 0.9%
Warren County, Mississippi, Environmental Improvement
Revenue Bonds (International Paper Company Project),
AMT, Series A, 5.85%, 11/01/27	3,000	2,172,900
Missouri — 4.1%
Missouri State Development Finance Board, Infrastructure
Facilities Revenue Bonds (Branson Landing Project),
Series A, 5.50%, 12/01/24	5,000	4,394,000
Missouri State Health and Educational Facilities Authority
Health Facilities Revenue Refunding Bonds (BJC Health
System), Series A, 5%, 5/15/20	5,500	5,534,045
		9,928,045
Multi-State — 8.5%
Charter Mac Equity Issuer Trust (f)(k):	1,000	1,020,000
5.75%, 4/30/15
6%, 4/30/15	4,000	4,125,840
6%, 4/30/19	2,500	2,569,200
6.30%, 4/30/19	2,500	2,581,650
MuniMae TE Bond Subsidiary LLC (f)(l)(m):
5.40%	5,000	3,038,650
5.80%	5,000	3,007,900
Series D, 5.90%	2,000	1,003,820
San Manuel Entertainment Authority Series 04-C,
4.50%, 12/01/16 (f)	4,000	3,332,320
		20,679,380
Nevada — 2.4%
Clark County, Nevada, EDR, Refunding (Alexander Dawson
School of Nevada Project), 5%, 5/15/20	5,000	5,062,000
Henderson, Nevada, Local Improvement Districts, Special
Assessment, Series NO T-18, 5.15%, 9/01/21	1,765	709,830
		5,771,830

	Par
Municipal Bonds	(000)	Value
New Hampshire — 5.6%
New Hampshire Health and Education Facilities Authority,
Revenue Refunding Bonds (Elliot Hospital), Series B,
5.60%, 10/01/22	$ 5,000	$ 5,009,400
New Hampshire State Business Finance Authority, PCR,
Refunding (Public Service Company Project), AMT,
Series B, 4.75%, 5/01/21 (c)	10,000	8,564,500
		13,573,900
New Jersey — 12.8%
Middlesex County, New Jersey, Improvement Authority
Revenue Bonds (George Street Student Housing
Project), Series A, 5%, 8/15/23	1,000	876,880
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.50%, 6/15/24	10,000	7,791,400
New Jersey EDA, EDR (Kapkowski Road Landfill
Reclamation Improvement District Project), AMT,
Series B, 6.50%, 4/01/31	7,500	5,387,475
New Jersey EDA, First Mortgage Revenue Refunding
Bonds (The Winchester Gardens at Ward Homestead
Project), Series A, 4.80%, 11/01/13	1,000	949,180
New Jersey EDA, Special Facility Revenue Bonds
(Continental Airlines Inc. Project), AMT:
7%, 11/15/30	5,000	3,485,050
9%, 6/01/33	1,500	1,269,585
New Jersey Health Care Facilities Financing Authority,
Revenue Refunding Bonds:
(AtlantiCare Regional Medical Center), 5%, 7/01/20	2,110	2,084,975
(Capital Health System Inc.), Series A,
5.75%, 7/01/13 (b)	4,000	4,581,520
(University of Medicine and Dentistry), Series B,
6.25%, 12/01/18	2,500	2,501,600
New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Bonds, AMT, Series T,
4.55%, 10/01/22	2,500	2,335,150
		31,262,815
New York — 8.6%
New York City, New York, City IDA, Special Facility Revenue
Bonds AMT (t):
(American Airlines, Inc. — JFK International Airport),
7.625%, 8/01/25	5,635	4,294,208
(Continental Airlines Inc. Project), 7.75%, 8/01/31	5,000	3,739,150
New York State Energy Research and Development
Authority, Gas Facilities Revenue Refunding Bonds
(Brooklyn Union Gas Company/Keyspan), AMT, Series A,
4.70%, 2/01/24 (n)	8,500	7,679,325
Tobacco Settlement Financing Corporation of New York
Revenue Bonds, Series B-1C, 5.50%, 6/01/20	5,000	5,140,750
		20,853,433
Ohio — 8.0%
American Municipal Power, Inc., Ohio, Revenue Refunding
Bonds (Prairie State Energy Campus Project), Series A,
5.25%, 2/15/23	5,000	5,228,800
Cuyahoga County, Ohio, Revenue Refunding Bonds,
Series A:
6%, 1/01/19	3,000	3,120,570
6%, 1/01/20	10,000	10,375,200
Pinnacle Community Infrastructure Financing Authority,
Ohio, Revenue Bonds, Series A, 6%, 12/01/22	1,015	725,015
		19,449,585
Oklahoma — 1.2%
Tulsa, Oklahoma, Municipal Airport Trust, Revenue
Refunding Bonds, Series A, 7.75%, 6/01/35	3,350	2,829,846

See Notes to Financial Statements.

20 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 6.8%
Lancaster County, Pennsylvania, Hospital Authority
Revenue Bonds (Lancaster General Hospital Project),
5.75%, 9/15/13 (b)	$ 7,500	$ 8,750,100
Montgomery County, Pennsylvania, IDA, Revenue Bonds
(Whitemarsh Continuing Care Project), 6%, 2/01/21	1,275	940,262
Pennsylvania State Higher Educational Facilities Authority
Revenue Bonds (LaSalle University), 5.50%, 5/01/26	6,680	5,782,342
Pennsylvania State Turnpike Commission, Turnpike
Revenue Bonds, Sub-Series A, 5%, 6/01/22 (o)	1,000	1,065,610
		16,538,314
Puerto Rico — 6.4%
Puerto Rico Commonwealth, Public Improvement, GO,
Series B, 5.25%, 7/01/17	3,300	3,195,456
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series NN, 5.125%, 7/01/13 (b)	10,900	12,467,202
		15,662,658
Tennessee — 3.5%
Tennessee Energy Acquisition Corporation, Gas Revenue
Bonds, Series A, 5.25%, 9/01/20	10,000	8,609,900
Texas — 8.1%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy
Company LLC Project), AMT, Series A, 6.75%, 4/01/38 (t)	1,100	550,011
Dallas, Texas, Civic Center Revenue Refunding and
Improvement Bonds, 5%, 8/15/21 (o)	2,500	2,654,200
Port Corpus Christi, Texas, Industrial Development
Corporation Revenue Refunding Bonds, Series C,
5.40%, 4/01/18	3,500	3,117,065
Texas State Turnpike Authority, Central Texas Turnpike
System First Tier Revenue Bonds, CABS, Series A (a)(g)
5.385%, 8/15/21	7,990	3,764,648
5.532%, 8/15/24	8,450	3,174,412
Weatherford, Texas, Independent School District, GO,
Refunding, CABS (a):
5.748%, 2/15/11 (b)	4,040	1,975,560
5.775%, 2/15/11 (b)	4,040	1,865,430
5.748%, 2/15/23	2,905	1,338,479
5.77%, 2/15/24	2,905	1,260,625
		19,700,430
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Senior Lien
Revenue Bonds (Matching Fund Loan Note), Series A,
5.25%, 10/01/17	1,000	965,330
Virginia — 8.2%
Celebrate North Community Development Authority,
Virginia, Special Assessment Revenue Bonds, Series B,
6.60%, 3/01/25	5,000	3,755,150
Charles City County, Virginia, EDA, Solid Waste Disposal
Revenue Bonds (Waste Management, Inc.), AMT,
5.125%, 8/01/27	10,000	9,404,400
Mecklenburg County, Virginia, IDA, Exempt Facility
Revenue Refunding Bonds (UAE LP Project),
6.50%, 10/15/17	7,500	6,943,350
		20,102,900

	Par
Municipal Bonds	(000)	Value
Wisconsin — 2.4%
Wisconsin State, General Fund Annual Appropriation
Bonds, Series A, 5.25%, 5/01/20	$ 1,000	$ 1,070,110
Wisconsin State Health and Educational Facilities
Authority, Revenue Refunding Bonds (Wheaton
Franciscan Services, Inc.), Series A:
5.50%, 8/15/17	2,880	2,346,048
5.50%, 8/15/18	3,190	2,523,800
		5,939,958
Total Municipal Bonds — 166.5%		405,446,717
Municipal Bonds Transferred to
Tender Option Bond Trusts (p)
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5%, 11/01/20 (e)	5,000	5,368,750
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 2.2%		5,368,750
Total Long-Term Investments
(Cost — $456,077,915) — 168.7%		410,815,467
Short-Term Securities
Pennsylvania — 0.0%
Philadelphia, Pennsylvania, Water and Wastewater Revenue
Refunding Bonds, VRDN, 3.10%, 5/07/09 (e)(q)	90	90,000
	Shares
Money Market Fund — 1.0%
FFI Institutional Tax-Exempt Fund, 0.72% (r)(s)	2,301,041	2,301,041
Total Short-Term Securities
(Cost — $2,391,041) — 1.0%		2,391,041
Total Investments (Cost — $458,468,956*) — 169.7%		413,206,508
Other Assets Less Liabilities — 3.3%		7,997,577
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.6)%		(3,772,871)
Preferred Shares, at Redemption Value — (71.4)%		(173,860,058)
Net Assets Applicable to Common Shares — 100.0%		$243,571,156

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$454,295,455
Gross unrealized appreciation	$ 9,212,710
Gross unrealized depreciation	(54,051,657)
Net unrealized depreciation	$ (44,838,947)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) NPFGC Insured.
(d) ACA Insured.
(e) FSA Insured.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Municipal 2020 Term Trust (BKK)

(g) AMBAC Insured.
(h) Issuer filed for bankruptcy and/or is in default of interest payments.
(i) Non-income producing security
(j) FNMA Collateralized.
(k) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(l) Security is perpetual in nature and has no stated maturity date.
(m) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing and mandatory redemption.
(n) FGIC Insured.
(o) Assured Guaranty Insured.
(p) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(q) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(r) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
FFI Institutional Tax-Exempt Fund	(15,910,360)	$ 15,452

(s) Represents the current yield as of report date.
(t) Variable rate security. Rate shown is as of report date.
•Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements”, which clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclo-
sures about the use of fair value measurements. Various inputs are used in deter-
mining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 2,301,041
Level 2	410,905,467
Level 3	—
Total	$413,206,508

See Notes to Financial Statements.

22 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 3.6%
Huntsville, Alabama, Health Care Authority Revenue
Bonds, Series B, 5.75%, 6/01/12 (a)	$ 15,000	$ 17,063,400
Arizona — 4.9%
Phoenix and Pima County, Arizona, IDA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series 2007-1,
5.25%, 8/01/38 (b)(c)(d)	4,530	4,599,799
Pima County, Arizona, IDA, Education Revenue Bonds
(American Charter Schools Foundation), Series A,
5.625%, 7/01/38	4,590	3,023,479
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	10,280	7,138,329
5%, 12/01/37	12,910	8,697,983
		23,459,590
California — 25.5%
California County Tobacco Securitization Agency, Tobacco
Revenue Bonds (Stanislaus County Tobacco Funding
Corporation), Sub-Series C, 6.30%, 6/01/55 (e)	17,855	109,808
California Educational Facilities Authority Revenue
Bonds (University of Southern California), Series A,
5.25%, 10/01/39	5,110	5,313,838
California HFA, Home Mortgage Revenue Bonds, AMT,
Series G, 5.50%, 8/01/42	8,275	8,027,495
California State, GO, 6.50%, 4/01/33	20,410	22,296,088
California State, GO, Refunding:
5%, 6/01/32	4,000	3,710,520
5%, 6/01/34	6,250	5,774,500
California Statewide Communities Development Authority,
Health Facility Revenue Bonds (Memorial Health
Services), Series A, 5.50%, 10/01/33	5,000	4,533,200
Foothill/Eastern Corridor Agency, California, Toll Road
Revenue Refunding Bonds (e):
6.086%, 1/15/32	54,635	6,168,291
6.033%, 1/15/34	20,535	1,868,685
6.09%, 1/15/38	75,000	5,974,500
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Series A-1, 6.625%, 6/01/13 (a)	10,000	11,645,900
Lincoln, California, Special Tax Bonds (Community
Facilities District Number 2003-1), 6%, 9/01/13 (a)	3,115	3,713,454
Los Angeles, California, Regional Airports Improvement
Corporation, Facilities Lease Revenue Refunding Bonds
(LAXFUEL Corporation — Los Angeles International
Airport), AMT, 5.50%, 1/01/32 (f)	13,320	12,267,587
Los Angeles, California, Unified School District, GO,
Series D:
5.25%, 7/01/24	5,000	5,232,300
5.25%, 7/01/25	3,490	3,617,804
5%, 7/01/26	1,305	1,321,521
Murrieta, California, Community Facilities District
Number 2, Special Tax Bonds (The Oaks Improvement
Area Project), Series A, 6%, 9/01/34	5,000	3,786,100
San Diego, California, Community College District, GO
(Election of 2002), 5.25%, 8/01/33	2,090	2,109,625
University of California Revenue Bonds, Series B,
4.75%, 5/15/38	10,565	9,708,390
West Valley Mission Community College District, California,
GO (Election of 2004), Series A, 4.75%, 8/01/30 (g)	4,015	3,810,155
		120,989,761

	Par
Municipal Bonds	(000)	Value
Colorado — 3.1%
Colorado Health Facilities Authority, Revenue Refunding
Bonds (Poudre Valley Health Care) (g):
Series B, 5.25%, 3/01/36	$ 2,005	$ 1,892,078
Series C, 5.25%, 3/01/40	5,000	4,678,050
Colorado Springs, Colorado, Utilities System Improvement
Revenue Bonds, Subordinate Lien, Series C,
5%, 11/15/45 (g)	2,545	2,519,626
Denver, Colorado, Health and Hospital Authority, Healthcare
Revenue Bonds, Series A, 6%, 12/01/11 (a)	3,500	3,881,010
Park Creek Metropolitan District, Colorado, Senior
Limited Tax Supported Revenue Refunding Bonds,
5.50%, 12/01/37	2,530	1,981,344
		14,952,108
District of Columbia — 7.4%
District of Columbia Revenue Bonds (Georgetown
University), Series A (a)(e)(h):
6.027%, 4/01/11	15,600	3,462,264
6.028%, 4/01/11	51,185	10,700,736
District of Columbia, Revenue Refunding Bonds
(Friendship Public Charter School, Inc.),
5.25%, 6/01/33 (i)	2,390	1,361,392
District of Columbia Tobacco Settlement Financing
Corporation, Asset-Backed Revenue Refunding Bonds,
6.75%, 5/15/40	25,535	19,778,390
		35,302,782
Florida — 8.6%
Heritage Isle at Viera Community Development District,
Florida, Special Assessment Bonds, Series A,
6%, 5/01/35	1,905	1,462,087
Highlands County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Adventist Health System),
Series A, 6%, 11/15/11 (a)	9,670	10,736,117
Martin County, Florida, IDA, IDR, Refunding (Indiantown
Cogeneration Project), AMT, Series A, 7.875%, 12/15/25	9,000	7,623,180
Miami Beach, Florida, Health Facilities Authority, Hospital
Revenue Refunding Bonds (Mount Sinai Medical
Center of Florida), 6.75%, 11/15/21	9,540	7,162,537
Orange County, Florida, Tourist Development, Tax Revenue
Refunding Bonds, 4.75%, 10/01/32 (j)	5,440	4,939,411
Stevens Plantation Community Development District,
Florida, Special Assessment Revenue Bonds, Series A,
7.10%, 5/01/35	3,780	2,639,045
Village Community Development District Number 5,
Florida, Special Assessment Bonds, 5.625%, 5/01/22	7,370	6,240,253
		40,802,630
Georgia — 0.9%
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38 (k)(l)	3,500	1,303,785
Richmond County, Georgia, Development Authority,
Environmental Improvement Revenue Refunding Bonds
(International Paper Co. Projects), AMT, Series A,
6%, 2/01/25	4,000	2,988,320
		4,292,105
Illinois — 9.4%
Bolingbrook, Illinois, GO, Refunding, Series B (e)(h)(m):
6.007%, 1/01/33	6,820	1,738,077
6.007%, 1/01/34	14,085	3,315,750
CenterPoint Intermodal Center Program Trust, Illinois, Tax
Allocation Bonds, Class A, 10%, 6/15/23 (n)(v)	4,630	3,620,938
Illinois Educational Facilities Authority, Revenue
Refunding Bonds (University of Chicago), Series A,
5.25%, 7/01/41	760	765,761

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois (concluded)
Illinois Educational Facilities Authority, Student
Housing Revenue Bonds (Education Advancement
Fund — University Center Project at DePaul),
6.25%, 5/01/12 (a)	$ 10,000	$ 11,526,800
Illinois Health Facilities Authority, Revenue Refunding
Bonds (Elmhurst Memorial Healthcare):
5.50%, 1/01/22	5,000	4,536,200
5.625%, 1/01/28	6,000	5,069,820
Illinois Municipal Electric Agency, Power Supply Revenue
Bonds, 4.50%, 2/01/35 (h)(m)	7,760	6,882,654
Illinois State Finance Authority Revenue Bonds, Series A:
(Friendship Village of Schaumburg), 5.625%, 2/15/37	1,685	950,711
(Monarch Landing, Inc. Project), 7%, 12/01/37	2,885	1,747,762
(Northwestern Memorial Hospital),
5.50%, 8/15/14 (a)	3,700	4,320,342
Illinois State Finance Authority, Student Housing Revenue
Bonds (MJH Education Assistance IV LLC), Sub-Series B,
5.375%, 6/01/35 (k)(l)	1,675	164,736
		44,639,551
Indiana — 6.2%
Indiana Health Facilities Financing Authority, Hospital
Revenue Refunding Bonds (Methodist Hospital, Inc.),
5.50%, 9/15/31	9,000	5,974,650
Indiana Municipal Power Agency, Power Supply System
Revenue Bonds, Series B, 6%, 1/01/39	2,150	2,214,952
Petersburg, Indiana, PCR, Refunding (Indianapolis
Power & Light Co. Project), AMT:
5.90%, 12/01/24	10,000	7,606,200
5.95%, 12/01/29	16,000	12,215,200
Vincennes, Indiana, EDR, Refunding, 6.25%, 1/01/24	2,220	1,629,436
		29,640,438
Kentucky — 0.2%
Kentucky Housing Corporation, Housing Revenue Bonds,
AMT, Series F, 5.45%, 1/01/32 (d)(o)	900	870,381
Louisiana — 2.2%
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue Bonds
(Capital Projects and Equipment Acquisition Program),
6.55%, 9/01/25 (i)	9,215	7,228,891
Saint Tammany Parish, Louisiana, Financing Authority,
S/F Mortgage Revenue Bonds (Home Ownership
Program), Series A, 5.25%, 12/01/39 (b)(c)(d)	3,051	2,978,727
		10,207,618
Maryland — 0.5%
Maryland State Community Development Administration,
Department of Housing and Community Development,
Residential Revenue Refunding Bonds, AMT, Series A,
4.65%, 9/01/32	2,665	2,276,176
Michigan — 0.7%
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds (Henry Ford Health System), Series A,
5.25%, 11/15/46	4,230	3,165,140
Mississippi — 3.5%
Gulfport, Mississippi, Hospital Facility Revenue Bonds
(Memorial Hospital at Gulfport Project), Series A,
5.75%, 7/01/31	18,680	16,742,697
Missouri — 0.1%
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue Bonds (Plum Point Project),
4.60%, 1/01/36 (h)	695	495,723

	Par
Municipal Bonds	(000)	Value
Multi-State — 8.7%
Charter Mac Equity Issuer Trust (n)(p):
6.30%, 6/30/49	$ 11,000	$ 11,058,851
6.625%, 6/30/49	1,000	1,004,830
6.80%, 11/30/50	6,500	6,756,360
6.80%, 10/31/52	16,000	17,122,720
MuniMae TE Bond Subsidiary LLC,
6.875%, 6/30/49 (n)(p)	8,000	5,598,960
		41,541,721
Nebraska — 0.7%
Omaha Public Power District, Nebraska, Electric System
Revenue Bonds, Series A, 4.75%, 2/01/44	3,695	3,462,400
Nevada — 1.0%
Clark County, Nevada, EDR, Refunding (Alexander Dawson
School of Nevada Project), 5%, 5/15/29	5,260	4,805,746
New Hampshire — 1.4%
New Hampshire Health and Education Facilities Authority
Revenue Bonds (Exeter Hospital Obligated Group),
5.75%, 10/01/31	3,500	3,246,565
New Hampshire State Business Finance Authority, PCR,
Refunding (Public Service Company Project), AMT,
Series B, 4.75%, 5/01/21 (h)	4,000	3,425,800
		6,672,365
New Jersey — 7.6%
Middlesex County, New Jersey, Improvement Authority,
Subordinate Revenue Bonds (Heldrich Center Hotel/
Conference Project), Series B, 6.25%, 1/01/37	3,680	1,855,677
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.75%, 6/15/29	18,500	13,661,695
New Jersey EDA, EDR, Refunding (Kapkowski Road
Landfill Reclamation Improvement District Project),
6.50%, 4/01/28	8,000	6,037,440
New Jersey EDA, Special Facility Revenue Bonds
(Continental Airlines Inc. Project), AMT, 7%, 11/15/30	15,410	10,740,924
Tobacco Settlement Financing Corporation of New Jersey,
Asset-Backed Revenue Refunding Bonds, Series 1A,
4.50%, 6/01/23	4,610	3,872,907
		36,168,643
New York — 5.4%
Albany, New York, IDA, Civic Facility Revenue Bonds
(New Covenant Charter School Project), Series A,
7%, 5/01/35	1,820	1,135,935
New York City, New York, City IDA, Special Facility Revenue
Bonds, AMT:
(American Airlines, Inc. — JFK International Airport),
8%, 8/01/28	5,000	3,890,000
(Continental Airlines Inc. Project), 7.75%, 8/01/31 (v)	22,140	16,556,956
New York City, New York, City Municipal Water Finance
Authority, Second General Resolution, Water and Sewer
System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	3,080	3,239,760
New York Liberty Development Corporation Revenue Bonds
(Goldman Sachs Headquarters), 5.25%, 10/01/35	675	593,966
		25,416,617
North Carolina — 3.3%
Gaston County, North Carolina, Industrial Facilities and
Pollution Control Financing Authority, Revenue
Bonds (National Gypsum Company Project), AMT,
5.75%, 8/01/35	12,130	5,810,270
North Carolina Capital Facilities Finance Agency, Revenue
Refunding Bonds (Duke University Project), Series B,
4.25%, 7/01/42	11,550	9,805,950
		15,616,220

See Notes to Financial Statements.

24 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	$ 3,120	$ 1,927,224
Ohio State Air Quality Development Authority, Revenue
Refunding Bonds (Dayton Power and Light Company
Project), Series B, 4.80%, 1/01/34 (m)(q)	7,085	7,125,880
Pinnacle Community Infrastructure Financing Authority,
Ohio, Revenue Bonds, Series A, 6.25%, 12/01/36	3,760	2,305,857
		11,358,961
Oklahoma — 1.3%
Tulsa, Oklahoma, Municipal Airport Trust, Revenue
Refunding Bonds, Series A, 7.75%, 6/01/35	7,175	6,060,938
Pennsylvania — 4.5%
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds, AMT, Series A:
(Amtrak Project), 6.375%, 11/01/41	6,500	4,969,380
(Reliant Energy), 6.75%, 12/01/36	15,580	14,333,132
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 97A, 4.60%, 10/01/27	2,500	2,171,775
		21,474,287
Puerto Rico — 0.8%
Puerto Rico Commonwealth Highway and Transportation
Authority, Transportation Revenue Refunding Bonds,
Series N, 5.25%, 7/01/36 (r)	4,000	3,954,040
South Carolina — 8.0%
Lexington County, South Carolina, Health Services
District Inc., Hospital Revenue Refunding and
Improvement Bonds (a):
5.50%, 11/01/13	5,000	5,796,450
5.75%, 11/01/13	10,000	11,700,600
Scago Education Facilities Corporation for Chesterfield
County School District, South Carolina, Revenue
Refunding Bonds, 5%, 12/01/29 (r)	5,345	5,177,808
South Carolina Jobs EDA, Hospital Facilities Revenue
Refunding Bonds (Palmetto Health Alliance):
Series A, 6.25%, 8/01/31	5,075	4,437,174
Series C, 6.875%, 8/01/13 (a)	8,010	9,537,107
Series C, 6.875%, 8/01/13 (a)	990	1,167,695
		37,816,834
Tennessee — 2.4%
Knox County, Tennessee, Health, Educational and
Housing Facilities Board, Hospital Facilities Revenue
Refunding Bonds (Covenant Health), Series A,
5.70%, 1/01/20 (e)(g)	20,725	11,587,140
Texas — 19.7%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy
Company LLC Project), AMT:
Series A, 8.25%, 10/01/30	4,370	1,879,974
Series C, 5.75%, 5/01/36 (v)	4,265	2,516,350
Harris County-Houston Sports Authority, Texas, Revenue
Refunding Bonds (e)(h):
Junior Lien, Series A, 5.93%, 11/15/38	12,580	1,286,305
Junior Lien, Series H, 6.108%, 11/15/35	5,000	634,650
Third Lien, Series A-3, 5.97%, 11/15/37	26,120	2,806,855
Houston, Texas, Combined Utility System, First Lien
Revenue Refunding Bonds, Series A, 6%, 11/15/35 (r)	16,425	17,481,949
Lower Colorado River Authority, Texas, Revenue Refunding
Bonds (h):
5%, 5/15/13 (a)	50	56,754
5%, 5/15/31	2,345	2,254,108
Series A, 5%, 5/15/13 (a)	5	5,675

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Lower Colorado River Authority, Texas, Transmission
Contract Revenue Refunding Bonds (LCRA Transmission
Services Corp. Project), 4.75%, 5/15/34 (f)	$ 13,305	$ 12,331,340
Montgomery County, Texas, Municipal Utility District
Number 46, Waterworks and Sewer System, GO,
4.75%, 3/01/30 (h)	1,200	1,127,352
North Texas Tollway Authority, System Revenue Refunding
Bonds, Second Tier, Series F, 6.125%, 1/01/31	12,180	12,208,379
San Antonio Energy Acquisition Public Facilities
Corporation, Texas, Gas Supply Revenue Bonds,
5.50%, 8/01/25	6,540	5,516,817
Texas State Affordable Housing Corporation, M/F Housing
Revenue Bonds (Amern Opportunity Housing Portfolio),
Series B, 8%, 3/01/32 (k)(l)	4,435	221,573
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds (f):
6.063%, 8/15/32 (e)	25,000	5,137,750
6.073%, 8/15/33 (e)	62,325	11,938,977
6.074%, 8/15/34 (e)	65,040	11,610,941
First Tier, Series A, 5%, 8/15/42	5,000	4,392,800
		93,408,549
Virginia — 0.5%
Virginia Commonwealth Transportation Board,
Transportation Contract Revenue Refunding Bonds
(U.S. Route 28 Project), 5.293%, 4/01/32 (e)(h)	8,105	2,176,760
Washington — 4.8%
King County, Washington, Sewer Revenue Refunding
Bonds, 5%, 1/01/36 (g)	3,615	3,622,881
Washington State, GO, Series E, 5%, 2/01/34	14,480	14,725,002
Washington State Health Care Facilities Authority, Revenue
Refunding Bonds (Providence Health System), Series A,
4.625%, 10/01/34 (h)(m)	5,095	4,345,933
		22,693,816
Wisconsin — 1.7%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (Aurora Health Care, Inc.),
6.40%, 4/15/33	7,500	6,671,550
Wisconsin State Health and Educational Facilities
Authority, Revenue Refunding Bonds (Froedtert and
Community Health), 5.375%, 10/01/30	1,205	1,190,600
		7,862,150
Wyoming — 0.5%
Wyoming Community Development Authority, Housing
Revenue Bonds, AMT, Series 3, 4.65%, 12/01/27	2,765	2,427,228
Total Municipal Bonds — 151.5%		719,404,515
Municipal Bonds Transferred to
Tender Option Bond Trusts (s)
Alabama — 0.9%
Birmingham, Alabama, Special Care Facilities Financing
Authority, Revenue Refunding Bonds (Ascension Health
Credit), Series C-2, 5%, 11/15/36	4,548	4,402,652
California — 1.0%
University of California Revenue Bonds, Series C,
4.75%, 5/15/37 (h)	5,000	4,593,850
Connecticut — 4.1%
Connecticut State Health and Educational Facilities
Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	9,400	9,662,730
Series X-3, 4.85%, 7/01/37	9,360	9,555,624
		19,218,354

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (s)	(000)	Value
Colorado — 2.5%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health) (g):
Series C-3, 5.10%, 10/01/41	$ 7,600	$ 7,286,120
Series C-7, 5%, 9/01/36	4,860	4,663,948
		11,950,068
Illinois — 1.7%
Chicago, Illinois, Housing Authority, Capital Program
Revenue Refunding Bonds, 5%, 7/01/24 (g)	8,232	8,265,725
Massachusetts — 1.4%
Massachusetts State Water Resource Authority, General
Revenue Refunding Bonds, Series A, 5%, 8/01/41	6,770	6,694,582
New York — 1.1%
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Revenue Bonds
(New York City Water Project), Series B, 5%, 6/15/31	5,370	5,423,807
Virginia — 3.8%
University of Virginia, Revenue Refunding Bonds,
5%, 6/01/40	10,750	11,098,193
Virginia State, HDA, Commonwealth Mortgage Revenue
Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (h)	6,810	6,845,412
		17,943,605
Washington — 1.2%
Central Puget Sound Regional Transportation Authority,
Washington, Sales and Use Tax Revenue Bonds,
Series A, 5%, 11/01/32 (g)	5,459	5,507,823
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 17.7%		84,000,466
Total Long-Term Investments
(Cost — $919,303,895) — 169.2%		803,404,981
Short-Term Securities	Shares
Money Market Fund — 0.1%
FFI Institutional Tax-Exempt Fund, 0.72% (t)(u)	423,950	423,950
Total Short-Term Securities
(Cost — $423,950) — 0.1%		423,950
Total Investments (Cost — $919,727,845*) — 169.3%		803,828,931
Other Assets Less Liabilities — 2.2%		10,638,337
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (9.8)%		(46,507,108)
Preferred Shares, at Redemption Value — (61.7)%		(293,146,623)
Net Assets Applicable to Common Shares — 100.0%		$ 474,813,537

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 871,677,257
Gross unrealized appreciation	$ 22,039,269
Gross unrealized depreciation	(136,276,455)
Net unrealized depreciation	$(114,237,186)

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) FHLMC Collateralized.
(c) GNMA Collateralized.
(d) FNMA Collateralized.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) AMBAC Insured.

(g) FSA Insured.
(h) NPFGC Insured.
(i) ACA Insured.
(j) XL Capital Insured.
(k) Non-income producing security.
(l) Issuer filed for bankruptcy and/or is in default of interest payments.
(m) FGIC Insured.
(n) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(o) FHA Insured.
(p) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(q) BHAC Insured.
(r) Assured Guaranty Insured.
(s) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(t) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
FFI Institutional Tax-Exempt Fund	(1,403,004)	$ 62,547

(u) Represents the current yield as of report date.
(v) Variable rate security. Rate shown is as of report date.

•Effective November 1, 2008, the Trust adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 423,950
Level 2	803,404,981
Level 3	—
Total	$803,828,931

See Notes to Financial Statements.

26 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 128.8%
Corporates — 6.2%
Chester County, Pennsylvania, IDA, Water Facilities
Revenue Bonds (Aqua Pennsylvania, Inc. Project), AMT,
Series A, 5%, 2/01/40 (a)(b)	$ 1,000	$ 843,030
Pennsylvania Economic Development Financing Authority,
Water Facility Revenue Bonds (Aqua Pennsylvania, Inc.
Project), AMT, Series A, 6.75%, 10/01/18	600	637,704
		1,480,734
County/City/Special District/School District — 24.8%
Delaware Valley Regional Finance Authority, Pennsylvania,
Local Government Revenue Bonds, Series A,
5.50%, 8/01/28 (c)	1,000	1,044,840
Marple Newtown, Pennsylvania, School District, GO,
5%, 6/01/31 (d)	600	608,040
Mifflin County, Pennsylvania, School District, GO,
7.50%, 9/01/22 (e)	200	241,972
Owen J. Roberts School District, Pennsylvania, GO,
4.75%, 11/15/25	700	716,058
Philadelphia, Pennsylvania, School District, GO,
Refunding, Series A, 5%, 8/01/15 (c)	1,000	1,098,850
Philadelphia, Pennsylvania, School District, GO, Series C,
5.75%, 3/01/10 (a)(f)	1,550	1,616,790
Scranton, Pennsylvania, School District, GO:
Series A, 5%, 7/15/38 (d)	500	493,905
Series E, 6%, 9/01/38	100	105,698
Washington County, Pennsylvania, Capital Funding
Authority Revenue Bonds (Capital Projects and
Equipment Program), 6.15%, 12/01/29 (c)	40	38,004
		5,964,157
Education — 11.0%
Lancaster, Pennsylvania, Higher Education Authority,
College Revenue Bonds (Franklin & Marshall College
Project), 5%, 4/15/37	500	476,840
Pennsylvania State Higher Educational Facilities
Authority Revenue Bonds (Lafayette College Project),
6%, 5/01/30	1,250	1,272,363
University of Pittsburgh, Pennsylvania, The Commonwealth
System of Higher Education, Revenue Bonds (Capital
Project), Series B, 5%, 9/15/28	350	357,644
Wilkes-Barre, Pennsylvania, Financing Authority,
Revenue Refunding Bonds (Wilkes University Project),
5%, 3/01/37	700	521,906
		2,628,753
Health — 38.5%
Allegheny County, Pennsylvania, Hospital Development
Authority, Revenue Refunding Bonds (West Penn
Allegheny Health System), Series A, 5.375%, 11/15/40	470	248,898
Bucks County, Pennsylvania, IDA, Revenue Refunding
Bonds (Pennswood Village Project), Series A,
6%, 10/01/12 (f)	1,400	1,623,020
Lancaster County, Pennsylvania, Hospital Authority
Revenue Bonds (Masonic Homes Project),
5%, 11/01/36	1,000	802,490
Lehigh County, Pennsylvania, General Purpose Authority,
Hospital Revenue Refunding Bonds (Saint Lukes
Hospital of Bethlehem), 5.375%, 8/15/13 (f)	3,520	4,073,696
Monroe County, Pennsylvania, Hospital Authority
Revenue Refunding Bonds (Pocono Medical Center),
5.125%, 1/01/37	345	272,274

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Health (concluded)
Montgomery County, Pennsylvania, IDA, Retirement
Community Revenue Bonds (ACTS Retirement — Life
Communities Inc.), 5.25%, 11/15/28	$ 1,250	$ 944,112
Southcentral General Authority, Pennsylvania, Revenue
Refunding Bonds (Wellspan Health Obligated), Series A,
6%, 6/01/29	1,250	1,294,125
		9,258,615
Housing — 11.1%
Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT,
Series 95A, 4.90%, 10/01/37	1,000	886,740
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT:
Series 96A, 4.70%, 10/01/37	495	415,973
Series 97A, 4.65%, 10/01/31	1,300	1,120,431
Series 103C, 5.40%, 10/01/33	250	252,853
		2,675,997
State — 10.0%
Pennsylvania State, GO, First Series:
5%, 3/15/28	825	867,636
5%, 3/15/29	275	287,147
Pennsylvania State Public School Building Authority,
School Revenue Bonds (Harrisburg School District),
Series A, 5%, 11/15/33 (g)	250	244,123
Pennsylvania State Turnpike Commission, Oil Franchise
Tax Revenue Bonds, Series C, 5%, 12/01/32 (a)	1,000	1,008,300
		2,407,206
Transportation — 18.0%
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds (Amtrak Project), AMT,
Series A:
6.25%, 11/01/31	1,000	777,600
6.375%, 11/01/41	1,000	764,520
Pennsylvania State Turnpike Commission, Turnpike
Revenue Bonds:
Series A, 5.25%, 12/01/32 (c)	870	882,989
Sub-Series A, 5%, 6/01/39 (g)	750	757,665
Philadelphia, Pennsylvania, Airport Revenue Bonds, AMT,
Series A, 5%, 6/15/37 (d)	1,150	1,001,604
Susquehanna Area Regional Airport Authority,
Pennsylvania, Airport System Revenue Bonds, AMT,
Series A, 6.50%, 1/01/38	185	127,546
		4,311,924
Utilities — 9.2%
Delaware County, Pennsylvania, IDA, Water Facilities
Revenue Bonds (Philadelphia Suburban Water),
6%, 6/01/29 (a)(b)	1,250	1,239,837
Montgomery County, Pennsylvania, IDA, Water Facilities
Revenue Bonds (Aqua Pennsylvania, Inc. Project),
Series A, 5.25%, 7/01/42	300	253,851
Pennsylvania Economic Development Financing Authority,
Resource Recovery Revenue Refunding Bonds (Colver
Project), AMT, Series G, 5.125%, 12/01/15	900	723,645
		2,217,333
Total Municipal Bonds in Pennsylvania		30,944,719
Multi-State — 11.7%
Housing — 11.7%
MuniMae TE Bond Subsidiary LLC,
6.875%, 6/30/49 (h)(i)	4,000	2,799,480
Total Municipal Bonds in Multi-State		2,799,480

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 19.8%
Education — 3.6%
Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Revenue Bonds (Ana G.
Mendez University System Project), 5%, 3/01/26	$ 1,250	$ 865,325
State — 13.5%
Puerto Rico Commonwealth, GO, Refunding,
Sub-Series C-7, 6%, 7/01/27 (a)	1,385	1,368,283
Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds, Series N,
5%, 7/01/37 (j)	300	230,493
Puerto Rico Public Finance Corporation, Commonwealth
Appropriation Revenue Bonds, Series E,
5.50%, 2/01/12 (f)	1,495	1,647,953
		3,246,729
Utilities — 2.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority,
Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	200	193,308
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series WW, 5.50%, 7/01/38	500	461,850
		655,158
Total Municipal Bonds in Puerto Rico		4,767,212
Total Long-Term Investments
(Cost — $41,699,360) — 160.3%		38,511,411
Short-Term Securities
Pennsylvania — 7.9%
Geisinger Health System, Pennsylvania, Revenue Bonds,
VRDN, 0.40%, 5/01/09 (k)	800	800,000
Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
VRDN, Fifth Series A-2, 0.45%, 5/07/09 (k)	1,100	1,100,000
		1,900,000
	Shares
Money Market Fund — 0.4%
CMA Pennsylvania Municipal Money Fund, 0.15% (l)(m)	99,970	99,970
Total Short-Term Securities
(Cost — $1,999,970) — 8.3%		1,999,970
Total Investments (Cost — $43,699,330*) — 168.6%		40,511,381
Other Assets Less Liabilities — 1.4%		337,096
Preferred Shares, at Redemption Value — (70.0)%		(16,825,365)
Net Assets Applicable to Common Shares — 100.0%		$ 24,023,112

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 43,553,806
Gross unrealized appreciation	$ 1,074,415
Gross unrealized depreciation	(4,116,840)
Net unrealized depreciation	$ (3,042,425)

(a) NPFGC Insured.
(b) FGIC Insured.
(c) AMBAC Insured.
(d) FSA Insured.
(e) XL Capital Insured.

(f) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g) Assured Guaranty Insured.
(h) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(i) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(j) Commonwealth Guaranteed.
(k) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(l) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Income
CMA Pennsylvania Municipal Money Fund	(399,319)	$ 561

(m) Represents the current yield as of report date.
•For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-
classifications for reporting ease. These industry classifications are unaudited.
•Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements”, which clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclo-
sures about the use of fair value measurements. Various inputs are used in deter-
mining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 99,970
Level 2	40,411,411
Level 3	—
Total	$40,511,381

See Notes to Financial Statements.

28 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments April 30, 2009 BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 12.0%
Alabama State Public School and College Authority,
Capital Improvement Revenue Bonds, Series C,
5.75%, 7/01/18	$ 7,000	$ 7,153,510
Courtland, Alabama, IDB, Solid Waste Disposal Revenue
Refunding Bonds (Champion International Corporation
Project), AMT, Series A, 6.70%, 11/01/29	3,000	2,386,110
		9,539,620
Arizona — 3.7%
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	1,455	1,010,337
5%, 12/01/37	1,890	1,273,369
San Luis, Arizona, Facilities Development Corporation,
Senior Lien Revenue Bonds (Regional Detention
Center Project):
6.25%, 5/01/15	210	181,383
7%, 5/01/20	210	174,390
7.25%, 5/01/27	420	337,100
		2,976,579
California — 18.3%
California County Tobacco Securitization Agency, Tobacco
Revenue Bonds (Stanislaus County Tobacco Funding
Corporation), Sub-Series C, 6.30%, 6/01/55 (a)	3,095	19,034
California Educational Facilities Authority Revenue
Bonds (University of Southern California), Series A,
5.25%, 10/01/39	860	894,305
California State, GO:
5%, 3/01/33 (b)	5,000	4,626,100
6.50%, 4/01/33	650	710,066
Los Angeles, California, Unified School District, GO,
Series D, 5%, 7/01/26	1,585	1,605,066
San Diego, California, Community College District, GO
(Election of 2002), 5.25%, 8/01/33	350	353,287
University of California Revenue Bonds, Series B,
4.75%, 5/15/38	1,835	1,686,218
West Valley Mission Community College District, California,
GO (Election of 2004), Series A, 4.75%, 8/01/30 (c)	5,000	4,744,900
		14,638,976
Colorado — 6.1%
Colorado Health Facilities Authority, Revenue Refunding
Bonds (Poudre Valley Health Care) (c):
Series B, 5.25%, 3/01/36	335	316,133
Series C, 5.25%, 3/01/40	850	795,268
Colorado Springs, Colorado, Utilities System Improvement
Revenue Bonds, Subordinate Lien, Series C,
5%, 11/15/45 (c)	395	391,062
Northwest Parkway Public Highway Authority,
Colorado, Senior Revenue Bonds, CABS, Series B,
6.30%, 6/15/11 (a)(c)(d)	10,000	3,023,200
Park Creek Metropolitan District, Colorado, Senior
Limited Tax Supported Revenue Refunding Bonds,
5.50%, 12/01/37	440	344,582
		4,870,245
Connecticut — 5.0%
Mashantucket Western Pequot Tribe, Connecticut,
Special Revenue Refunding Bonds:
Sub-Series A, 5.50%, 9/01/28	1,500	767,205
Sub-Series B, 5.75%, 9/01/27 (e)	6,000	3,249,360
		4,016,565

	Par
Municipal Bonds	(000)	Value
Florida — 11.1%
Arborwood Community Development District,
Florida, Capital Improvement Special Assessment
Bonds (Master Infrastructure Projects), Series B,
5.10%, 5/01/14	$ 1,535	$ 1,249,183
Halifax Hospital Medical Center, Florida, Hospital Revenue
Refunding Bonds, Series A, 5%, 6/01/38	1,050	749,574
Hillsborough County, Florida, IDA, Exempt Facilities
Revenue Bonds (National Gypsum Company), AMT,
Series A, 7.125%, 4/01/30	3,300	1,695,111
Jacksonville, Florida, Health Facilities Authority, Hospital
Revenue Bonds (Baptist Medical Center Project),
Series A, 5%, 8/15/37	715	560,875
Miami Beach, Florida, Health Facilities Authority, Hospital
Revenue Refunding Bonds (Mount Sinai Medical
Center of Florida), 6.75%, 11/15/21	1,580	1,186,248
Orange County, Florida, Tourist Development, Tax Revenue
Refunding Bonds, 4.75%, 10/01/32 (f)	2,640	2,397,067
Sumter Landing Community Development District,
Florida, Recreational Revenue Bonds, Sub-Series B,
5.70%, 10/01/38	1,585	983,825
		8,821,883
Illinois — 7.9%
CenterPoint Intermodal Center Program Trust, Illinois,
Tax Allocation Bonds, Class A, 10%, 6/15/23 (e)(u)	850	664,751
Illinois Educational Facilities Authority Revenue Bonds
(Northwestern University), 5%, 12/01/33	5,000	5,094,050
Illinois State Finance Authority Revenue Bonds, Series A:
(Friendship Village of Schaumburg), 5.625%, 2/15/37	295	166,445
(Monarch Landing, Inc. Project), 7%, 12/01/37	575	348,341
Illinois State Finance Authority, Student Housing Revenue
Bonds (MJH Education Assistance IV LLC), Sub-Series B,
5.375%, 6/01/35 (g)(h)	300	29,505
		6,303,092
Indiana — 0.5%
Indiana Municipal Power Agency, Power Supply System
Revenue Bonds, Series B, 6%, 1/01/39	350	360,574
Kentucky — 8.3%
Kentucky Economic Development Finance Authority,
Health System Revenue Refunding Bonds (Norton
Healthcare, Inc.), Series B, 6.201%, 10/01/24 (a)(i)	17,780	6,583,578
Louisiana — 1.5%
Saint Tammany Parish, Louisiana, Financing Authority,
S/F Mortgage Revenue Bonds (Home Ownership
Program), Series A, 5.25%, 12/01/39 (j)(k)(l)	1,231	1,201,540
Maryland — 2.7%
Maryland State Community Development Administration,
Department of Housing and Community Development,
Residential Revenue Refunding Bonds, AMT, Series A,
4.70%, 9/01/37	2,500	2,128,700
Michigan — 0.7%
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds (Henry Ford Health System), Series A,
5.25%, 11/15/46	730	546,230
Missouri — 4.6%
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue Bonds (Plum Point Project),
4.60%, 1/01/36 (i)	2,385	1,701,149
Missouri State Housing Development Commission,
S/F Mortgage Revenue Refunding Bonds
(Homeownership Loan Program), AMT, Series B-1,
5.05%, 3/01/38 (j)(k)(l)	1,970	1,955,481
		3,656,630

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (continued) BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 6.1%
Charter Mac Equity Issuer Trust, 7.60%, 11/30/50 (e)(m) $	2,000	$ 2,102,300
MuniMae TE Bond Subsidiary LLC,
6.875%, 6/30/49 (e)(m)	4,000	2,799,480
		4,901,780
Nevada — 1.0%
Clark County, Nevada, EDR, Refunding (Alexander Dawson
School of Nevada Project), 5%, 5/15/29	905	826,844
New Jersey — 4.5%
Middlesex County, New Jersey, Improvement Authority,
Subordinate Revenue Bonds (Heldrich Center Hotel/
Conference Project), Series B, 6.25%, 1/01/37	645	325,248
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.50%, 6/15/24	2,480	1,932,267
New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series E, 5.25%, 1/01/40	1,355	1,362,046
		3,619,561
New York — 5.1%
Albany, New York, IDA, Civic Facility Revenue Bonds
(New Covenant Charter School Project), Series A,
7%, 5/01/35	315	196,604
New York City, New York, City IDA, Special Facility
Revenue Bonds (Continental Airlines Inc. Project), AMT,
7.75%, 8/01/31 (u)	4,395	3,286,713
New York City, New York, City Municipal Water Finance
Authority, Second General Resolution, Water and Sewer
System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	520	546,972
		4,030,289
Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	1,880	1,161,276
Ohio State Air Quality Development Authority, Revenue
Refunding Bonds (Dayton Power and Light Company
Project), Series B, 4.80%, 1/01/34 (n)(o)	1,500	1,508,655
		2,669,931
Oklahoma — 1.3%
Tulsa, Oklahoma, Municipal Airport Trust, Revenue
Refunding Bonds, Series A, 7.75%, 6/01/35	1,225	1,034,794
Pennsylvania — 9.4%
Allegheny County, Pennsylvania, Hospital Development
Authority, Revenue Refunding Bonds (West Penn
Allegheny Health System), Series A, 5%, 11/15/13	1,750	1,471,645
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds, AMT, Series A:
(Amtrak Project), 6.50%, 11/01/16	1,000	976,870
(Amtrak Project) 6.125%, 11/01/21	700	606,417
(Amtrak Project), 6.25%, 11/01/31	1,000	777,600
(Reliant Energy), 6.75%, 12/01/36	2,745	2,525,318
Pennsylvania Economic Development Financing Authority,
Resource Recovery Revenue Refunding Bonds (Colver
Project), AMT, Series G, 5.125%, 12/01/15	900	723,645
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 97A, 4.60%, 10/01/27	420	364,858
Washington County, Pennsylvania, Capital Funding
Authority Revenue Bonds (Capital Projects and
Equipment Program), 6.15%, 12/01/29 (p)	35	33,253
		7,479,606
South Carolina — 3.7%
South Carolina Jobs EDA, Hospital Facilities Revenue
Refunding Bonds (Palmetto Health Alliance), Series C,
7%, 8/01/13 (d)	2,500	2,985,601

	Par
Municipal Bonds	(000)	Value
South Dakota — 1.0%
South Dakota State Health and Educational Facilities
Authority Revenue Bonds (Sanford Health),
5%, 11/01/40	$ 910	$ 795,750
Tennessee — 2.5%
Memphis-Shelby County, Tennessee, Airport Authority,
Airport Revenue Bonds, AMT, Series D, 6%, 3/01/24 (p)	2,000	2,004,620
Texas — 20.7%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy
Company LLC Project), AMT:
Series A, 8.25%, 10/01/30	730	314,046
Series C, 5.75%, 5/01/36 (u)	730	430,700
Harris County-Houston Sports Authority, Texas,
Revenue Refunding Bonds, Senior Lien, Series A,
6.171%, 11/15/38 (a)(i)	4,750	485,687
Harris County, Texas, Toll Road Revenue Bonds, Senior
Lien, Series A, 5%, 8/15/38	2,135	2,108,953
Houston, Texas, Combined Utility System, First Lien
Revenue Refunding Bonds, Series A, 6%, 11/15/35 (q)	2,730	2,905,676
La Joya, Texas, Independent School District, GO,
5%, 2/15/34	4,060	4,102,752
Montgomery County, Texas, Municipal Utility District
Number 46, Waterworks and Sewer System, GO,
4.75%, 3/01/30 (i)	295	277,141
North Texas Tollway Authority, System Revenue Refunding
Bonds, Second Tier, Series F, 6.125%, 1/01/31	2,025	2,029,718
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds, 6.053%, 8/15/31 (a)(p)	15,000	3,313,500
Texas State, Water Financial Assistance, GO, Refunding,
5.75%, 8/01/22	500	516,695
		16,484,868
Washington — 4.8%
King County, Washington, Sewer Revenue Refunding
Bonds, 5%, 1/01/36 (c)	620	621,352
Washington State, GO, Series E, 5%, 2/01/34	2,410	2,450,777
Washington State Health Care Facilities Authority, Revenue
Refunding Bonds (Providence Health System), Series A,
4.625%, 10/01/34 (i)(o)	915	780,477
		3,852,606
Wisconsin — 5.6%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (Ascension Health), Series A,
5%, 11/15/31	4,665	4,482,039
Total Municipal Bonds — 151.4%		120,812,501
Municipal Bonds Transferred to
Tender Option Bond Trusts (r)
Alabama — 0.9%
Birmingham, Alabama, Special Care Facilities Financing
Authority, Revenue Refunding Bonds (Ascension Health
Credit), Series C-2, 5%, 11/15/36	760	735,388
Colorado — 2.4%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health) (c):
Series C-3, 5.10%, 10/01/41	1,210	1,160,027
Series C-7, 5%, 9/01/36	780	748,535
		1,908,562

See Notes to Financial Statements.

30 ANNUAL REPORT

APRIL 30, 2009

Schedule of Investments (concluded) BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (r)	(000)	Value
Connecticut — 4.0%
Connecticut State Health and Educational Facilities
Authority Revenue Bonds(Yale University):
Series T-1, 4.70%, 7/01/29	$ 1,580	$ 1,624,161
Series X-3, 4.85%, 7/01/37	1,540	1,572,186
		3,196,347
Illinois — 1.8%
Chicago, Illinois, Housing Authority, Capital Program
Revenue Refunding Bonds, 5%, 7/01/24 (c)	1,425	1,430,317
Massachusetts — 2.5%
Massachusetts State Water Resource Authority, General
Revenue Refunding Bonds, Series A, 5%, 8/01/41	1,980	1,957,943
Tennessee — 1.6%
Shelby County, Tennessee, Health, Educational and
Housing Facility Board, Hospital Revenue Refunding
Bonds (Saint Jude Children’s Research Hospital),
5%, 7/01/31	1,280	1,279,910
Virginia — 3.7%
University of Virginia, Revenue Refunding Bonds,
5%, 6/01/40	1,800	1,858,302
Virginia State, HDA, Commonwealth Mortgage Revenue
Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (i)	1,125	1,130,850
		2,989,152
Washington — 1.1%
Central Puget Sound Regional Transportation Authority,
Washington, Sales and Use Tax Revenue Bonds,
Series A, 5%, 11/01/32 (c)	900	907,883
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 18.0%		14,405,502
Total Long-Term Investments
(Cost — $153,376,300) — 169.4%		135,218,003
Short-Term Securities	Shares
Money Market Fund — 0.4%
FFI Institutional Tax-Exempt Fund, 0.72% (s)(t)	301,197	301,197
Total Short-Term Securities
(Cost — $301,197) — 0.4%		301,197
Total Investments (Cost — $153,677,497*) — 169.8%		135,519,200
Liabilities in Excess of Other Assets — (0.2)%		(167,272)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (9.8)%		(7,780,715)
Preferred Shares, at Redemption Value — (59.8)%		(47,751,035)
Net Assets Applicable to Common Shares — 100.0%		$ 79,820,178

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$145,589,352
Gross unrealized appreciation	$ 1,888,080
Gross unrealized depreciation	(19,722,190)
Net unrealized depreciation	$ (17,834,110)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) CIFG Insured.
(c) FSA Insured.
(d) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) XL Capital Insured.
(g) Issuer filed for bankruptcy and/or is in default of interest payments.
(h) Non-income producing security.
(i) NPFGC Insured.
(j) FHLMC Collateralized.
(k) FNMA Collateralized.
(l) GNMA Collateralized.
(m) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(n) BHAC Insured.
(o) FGIC Insured.
(p) AMBAC Insured.
(q) Assured Guaranty Insured.
(r) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(s) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
FFI Institutional Tax-Exempt Fund	(3,001,894)	$ 6,564

(t) Represents the current yield as of report date.
(u) Variable rate security. Rate shown is as of report date.
•Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements”, which clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclo-
sures about the use of fair value measurements. Various inputs are used in deter-
mining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Trust’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 301,197
Level 2	135,218,003
Level 3	—
Total	$135,519,200

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Statements of Assets and Liabilities
	BlackRock	BlackRock			BlackRock	BlackRock
	Investment	Long-Term	BlackRock	BlackRock	Pennsylvania	Strategic
	Quality	Municipal	Municipal	Municipal	Strategic	Municipal
	Municipal Trust Inc.	Advantage Trust	2020 Term Trust	Income Trust	Municipal Trust	Trust
April 30, 2009	(BKN)	(BTA)	(BKK)	(BFK)	(BPS)	(BSD)
Assets
Investments at value — unaffiliated[1]	$ 324,819,302	$ 203,679,751	$ 410,905,467	$ 803,404,981	$ 40,411,411	$ 135,218,003
Investments at value — affiliated[2]	11,400,000	1,400,185	2,301,041	423,950	99,970	301,197
Cash	96,382	57,369	48,665	99,056	157,911	61,878
Investments sold receivable	1,306,809	916,219	2,119,295	1,806,980	—	729,379
Interest receivable	5,060,751	4,046,376	7,337,524	14,265,027	595,135	2,137,236
Income receivable — affiliated	264	61	209	672	22	59
Prepaid expenses	45,372	39,289	50,918	124,733	3,311	19,211
Other assets	34,903	8,189	28,120	96,284	3,036	6,767
Total assets	342,763,783	210,147,439	422,791,239	820,221,683	41,270,796	138,473,730
Accrued Liabilities
Investments purchased payable	7,470,106	2,497,464	—	2,114,536	245,828	2,502,488
Income dividends payable — Common Shares	1,066,554	733,983	1,259,730	3,033,813	91,056	455,502
Investment advisory fees payable	93,402	60,796	169,790	326,565	19,724	65,204
Administration fees payable	40,562	—	—	—	—	—
Officer’s and Directors’/Trustees’ fees payable	36,293	9,052	29,575	98,253	3,566	7,472
Interest expense and fees payable	19,034	548,540	22,871	118,248	—	16,757
Other affiliates payable	—	777	2,576	4,696	264	868
Other accrued expenses payable	117,778	83,315	125,483	176,552	61,881	90,268
Total accrued liabilities	8,843,729	3,933,927	1,610,025	5,872,663	422,319	3,138,559
Other Liabilities
Trust certificates[3]	10,137,799	79,135,000	3,750,000	46,388,860	—	7,763,958
Total Liabilities	18,981,528	83,068,927	5,360,025	52,261,523	422,319	10,902,517
Preferred Shares at Redemption Value
$25,000 per share at liquidation preference, plus
unpaid dividends[4]	126,971,191	—	173,860,058	293,146,623	16,825,365	47,751,035
Net Assets Applicable to Common Shareholders	$ 196,811,064	$ 127,078,512	$ 243,571,156	$ 474,813,537	$ 24,023,112	$ 79,820,178
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$ 235,308,280	$ 190,789,578	$ 287,184,576	$ 628,192,801	$ 28,487,095	$ 103,341,933
Undistributed net investment income	3,076,570	1,540,840	4,003,314	7,300,273	289,360	850,120
Accumulated net realized loss	(9,515,422)	(29,164,257)	(2,354,286)	(44,780,623)	(1,565,394)	(6,213,578)
Net unrealized appreciation/depreciation	(32,058,364)	(36,087,649)	(45,262,448)	(115,898,914)	(3,187,949)	(18,158,297)
Net Assets Applicable to Common Shareholders	$ 196,811,064	$ 127,078,512	$ 243,571,156	$ 474,813,537	$ 24,023,112	$ 79,820,178
Net asset value per Common Share	$ 11.63	$ 9.52	$ 12.04	$ 10.74	$ 11.87	$ 10.95
[1] Investments at cost — unaffiliated	$ 356,877,666	$ 239,767,400	$ 456,167,915	$ 919,303,895	$ 43,599,360	$ 153,376,300
[2] Investments at cost — affiliated	$ 11,400,000	$ 1,400,185	$ 2,301,041	$ 423,950	$ 99,970	$ 301,197
[3] Represents short-term floating rate certificates
issued by tender option bond trusts.
[4] Preferred Shares outstanding, $0.001 par value
per share	5,078	—	6,954	11,725	673	1,910
[5] Par value per Common Share	$ 0.01	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001
[6] Common Shares outstanding	16,929,437	13,345,152	20,236,628	44,224,674	2,023,459	7,288,024
[7] Common Shares authorized	200 Million	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See Notes to Financial Statements.

32 ANNUAL REPORT

APRIL 30, 2009

Statements of Operations
	BlackRock		BlackRock		BlackRock
	Investment Quality		Long-Term Municipal		Municipal 2020
	Municipal Trust Inc. (BKN)		Advantage Trust (BTA)		Term Trust (BKK)
	Period		Period		Period
	November 1,	Year Ended	November 1,	Year Ended	January 1,	Year Ended
	2008 to April 30,	October 31,	2008 to April 30,	October 31,	2009 to April 30,	December 31,
	2009	2008	2009	2008	2009	2008
Investment Income
Interest	$ 9,535,096	$ 20,509,132	$ 5,941,153	$ 16,591,012	$ 7,981,492	$ 25,032,092
Income — affiliated	154,138	354,461	19,062	71,287	16,479	49,076
Total income	9,689,234	20,863,593	5,960,215	16,662,299	7,997,971	25,081,168
Expenses
Investment advisory	549,564	1,316,996	571,722	1,636,505	670,108	2,257,467
Administration	235,529	564,204	—	—	—	—
Commissions for Preferred Shares	109,915	347,310	—	—	85,205	434,121
Professional	56,568	118,144	48,571	137,180	46,553	124,643
Accounting services	33,658	54,038	23,553	43,889	22,386	62,445
Printing	18,802	27,479	7,083	14,011	17,503	38,738
Transfer agent	14,547	25,858	5,673	10,953	13,106	26,136
Officer and Directors/Trustees	14,291	5,455	8,389	12,565	14,793	5,872
Custodian	9,432	23,482	6,647	19,492	6,752	26,343
Registration	3,183	4,363	3,055	4,665	3,055	8,811
Miscellaneous	44,241	9,863	23,024	147,945	46,253	37,415
Total expenses excluding interest expense and fees	1,089,730	2,497,192	697,717	2,027,205	925,714	3,021,991
Interest expense and fees[1]	65,196	246,057	988,776	4,534,868	13,062	58,652
Total expenses	1,154,926	2,743,249	1,686,493	6,562,073	938,776	3,080,643
Less fees waived by advisor	(10,003)	(29,489)	(231,140)	(659,750)	(5,309)	(4,744)
Less fees paid indirectly	—	(494)	—	(676)	—	(462)
Total expenses after fees waived and paid indirectly	1,144,923	2,713,266	1,455,353	5,901,647	933,467	3,075,437
Net investment income	8,544,311	18,150,327	4,504,862	10,760,652	7,064,504	22,005,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,362,556)	(2,405,784)	(6,911,767)	(21,132,284)	48,391	54,030
Futures and forward interest rate swaps	(162,500)	(1,799,788)	—	(1,047,858)	—	—
	(4,525,056)	(4,205,572)	(6,911,767)	(22,180,142)	48,391	54,030
Net change in unrealized appreciation/depreciation on:
Investments	20,192,055	(63,161,214)	19,507,695	(48,663,447)	28,473,603	(86,853,534)
Futures and forward interest rate swaps	(70,840)	400,780	—	111,029	—	—
	20,121,215	(62,760,434)	19,507,695	(48,552,418)	28,473,603	(86,853,534)
Total realized and unrealized gain (loss)	15,596,159	(66,966,006)	12,595,928	(70,732,560)	28,521,994	(86,799,504)
Dividends to Preferred Shareholders From
Net investment income	(776,524)	(5,278,893)	—	—	(448,388)	(5,989,683)
Net Increase (Decrease) in Net Assets Applicable
to Common Shareholders Resulting from Operations	$ 23,363,946	$ (54,094,572)	$ 17,100,790	$ (59,971,908)	$ 35,138,110	$ (70,783,456)
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Statements of Operations (concluded)
	BlackRock		BlackRock		BlackRock
	Municipal Income		Pennsylvania Strategic		Strategic Municipal
	Trust (BFK)		Municipal Trust (BPS)		Trust (BSD)
	Period		Period		Period
	November 1,	Year Ended	January 1,	Year Ended	January 1,	Year Ended
	2008 to April 30,	October 31,	2009 to April 30,	December 31,	2009 to April 30,	December 31,
	2009	2008	2009	2008	2009	2008
Investment Income
Interest	$ 25,511,663	$ 56,097,124	$ 683,989	$ 2,121,123	$ 2,744,362	$ 8,704,781
Income — affiliated	69,748	399,432	674	64,449	6,814	69,905
Total income	25,581,411	56,496,556	684,663	2,185,572	2,751,176	8,774,686
Expenses
Investment advisory	2,306,377	5,774,557	78,624	262,178	259,293	918,236
Commissions for Preferred Shares	257,365	880,272	8,238	42,413	23,378	134,372
Accounting services	60,851	86,049	1,219	14,105	12,015	22,816
Professional	82,186	179,845	31,084	55,143	41,444	80,569
Transfer agent	24,711	38,867	8,202	16,981	7,026	19,203
Printing	52,486	78,937	2,494	483	7,155	10,997
Officer and Directors/Trustees	34,862	28,051	1,578	6,065	4,619	847
Custodian	18,067	47,694	1,396	4,108	2,990	12,845
Registration	5,160	7,021	268	—	3,063	8,860
Miscellaneous	66,704	60,732	12,450	15,512	19,324	15,418
Total expenses excluding interest expense and fees	2,908,769	7,182,025	145,553	416,988	380,307	1,224,163
Interest expense and fees[1]	234,779	1,041,533	—	7,885	18,993	200,916
Total expenses	3,143,548	8,223,558	145,553	424,873	399,300	1,425,079
Less fees waived by advisor	(400,734)	(1,367,742)	(1,356)	(40,821)	(2,190)	(83,109)
Less fees paid indirectly	—	(157)	—	(128)	—	(673)
Total expenses after fees waived and paid indirectly	2,742,814	6,855,659	144,197	383,924	397,110	1,341,297
Net investment income	22,838,597	49,640,897	540,466	1,801,648	2,354,066	7,433,389
Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(1,698,327)	(3,543,011)	(220,388)	(969,315)	(202,367)	(2,766,957)
Futures and forward interest rate swaps	(437,838)	(6,165,912)	—	(97,610)	—	(1,307,627)
	(2,136,165)	(9,708,923)	(220,388)	(1,066,925)	(202,367)	(4,074,584)
Net change in unrealized appreciation/depreciation on:
Investments	29,787,619	(186,236,404)	2,311,593	(5,746,319)	7,424,734	(27,923,884)
Futures and forward interest rate swaps	(1,554,181)	1,795,849	—	48,202	—	572,097
	28,233,438	(184,440,555)	2,311,593	(5,698,117)	7,424,734	(27,351,787)
Total realized and unrealized gain (loss)	26,097,273	(194,149,478)	2,091,205	(6,765,042)	7,222,367	(31,426,371)
Dividends to Preferred Shareholders From
Net investment income	(1,535,815)	(13,027,692)	(42,935)	(573,868)	(121,851)	(1,866,936)
Net Increase (Decrease) in Net Assets Applicable
to Common Shareholders Resulting from Operations	$ 47,400,055	$ (157,536,273)	$ 2,588,736	$ (5,537,262)	$ 9,454,582	$ (25,859,918)
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

34 ANNUAL REPORT

APRIL 30, 2009

Statements of Changes in Net Assets
	BlackRock Investment Quality Municipal Trust Inc. (BKN)
	Period
	November 1, 2008	Year Ended
	to April 30,	October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2007
Operations
Net investment income	$ 8,544,311	$ 18,150,327	$ 18,111,477
Net realized gain (loss)	(4,525,056)	(4,205,572)	288,808
Net change in unrealized appreciation/depreciation	20,121,215	(62,760,434)	(13,839,313)
Dividends to Preferred Shareholders from net investment income	(776,524)	(5,278,893)	(5,316,266)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	23,363,946	(54,094,572)	(755,294)
Dividends to Common Shareholders From
Net investment income	(6,741,319)	(15,020,485)	(17,197,915)
Capital Share Transactions
Reinvestment of dividends	—	2,031,105	1,347,346
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,622,627	(67,083,952)	(16,605,863)
Beginning of period	180,188,437	247,272,389	263,878,252
End of period	$ 196,811,064	$ 180,188,437	$ 247,272,389
End of period undistributed net investment income	$ 3,076,570	$ 2,054,424	$ 4,209,470
	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Period
	November 1, 2008	Year Ended
	to April 30,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 4,504,862	$ 10,760,652	$ 9,344,930
Net realized gain (loss)	(6,911,767)	(22,180,142)	217,217
Net change in unrealized appreciation/depreciation	19,507,695	(48,552,418)	(15,541,298)
Net increase (decrease) in net assets resulting from operations	17,100,790	(59,971,908)	(5,979,151)
Dividends to Shareholders From
Net investment income	(4,403,900)	(8,807,800)	(9,535,364)
Capital Share Transactions
Reinvestment of dividends	—	—	538,721
Net Assets
Total increase (decrease) in net assets	12,696,890	(68,779,708)	(14,975,794)
Beginning of period	114,381,622	183,161,330	198,137,124
End of period	$ 127,078,512	$ 114,381,622	$ 183,161,330
End of period undistributed (distributions in excess of) net investment income	$ 1,540,840	$ 1,424,388	$ (536,602)
See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Statements of Changes in Net Assets (continued)
	BlackRock Municipal 2020 Term Trust (BKK)
	Period
	January 1, 2009	Year Ended
	to April 30,	December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2007
Operations
Net investment income	$ 7,064,504	$ 22,005,731	$ 22,564,782
Net realized gain	48,391	54,030	268,071
Net change in unrealized appreciation/depreciation	28,473,603	(86,853,534)	(19,802,469)
Dividends to Preferred Shareholders from net investment income	(448,388)	(5,989,683)	(6,645,261)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	35,138,110	(70,783,456)	(3,614,877)
Dividends to Common Shareholders From
Net investment income	(5,038,920)	(15,116,761)	(16,144,296)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	30,099,190	(85,900,217)	(19,759,173)
Beginning of period	213,471,966	299,372,183	319,131,356
End of period	$ 243,571,156	$ 213,471,966	$ 299,372,183
End of period undistributed net investment income	$ 4,003,314	$ 2,426,118	$ 1,524,889
	BlackRock Municipal Income Trust (BFK)
	Period
	November 1, 2008	Year Ended
	to April 30,	October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2007
Operations
Net investment income	$ 22,838,597	$ 49,640,897	$ 49,131,354
Net realized loss	(2,136,165)	(9,708,923)	(674,035)
Net change in unrealized appreciation/depreciation	28,233,438	(184,440,555)	(27,798,820)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,535,815)	(13,027,692)	(13,506,034)
Net realized gain	—	—	(18,029)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	47,400,055	(157,536,273)	7,134,436
Dividends and Distributions to Common Shareholders From
Net investment income	(18,194,578)	(40,311,763)	(43,341,822)
Net realized gain	—	—	(57,432)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(18,194,578)	(40,311,763)	(43,399,254)
Capital Share Transactions
Reinvestment of dividends	319,545	2,155,812	3,165,968
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	29,525,022	(195,692,224)	(33,098,850)
Beginning of period	445,288,515	640,980,739	674,079,589
End of period	$ 474,813,537	$ 445,288,515	$ 640,980,739
End of period undistributed net investment income	$ 7,300,273	$ 4,201,196	$ 7,939,545
See Notes to Financial Statements.

36 ANNUAL REPORT

APRIL 30, 2009

Statements of Changes in Net Assets (concluded)
	BlackRock Pennsylvania
	Strategic Municipal Trust (BPS)
	Period
	January 1, 2009	Year Ended
	to April 30,	December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2007
Operations
Net investment income	$ 540,466	$ 1,801,648	$ 2,006,835
Net realized gain (loss)	(220,388)	(1,066,925)	485,697
Net change in unrealized appreciation/depreciation	2,311,593	(5,698,117)	(1,991,463)
Dividends to Preferred Shareholders from net investment income	(42,935)	(573,868)	(618,041)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,588,736	(5,537,262)	(116,972)
Dividends to Common Shareholders From
Net investment income	(364,223)	(1,244,164)	(1,669,162)
Capital Share Transactions
Reinvestment of dividends	—	19,724	40,768
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,224,513	(6,761,702)	(1,745,366)
Beginning of period	21,798,599	28,560,301	30,305,667
End of period	$ 24,023,112	$ 21,798,599	$ 28,560,301
End of period undistributed net investment income	$ 289,360	$ 156,046	$ 172,430
	BlackRock Strategic Municipal Trust (BSD)
	Period
	January 1, 2009	Year Ended
	to April 30,	December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2007
Operations
Net investment income	$ 2,354,066	$ 7,433,389	$ 7,787,890
Net realized gain (loss)	(202,367)	(4,074,584)	1,711,382
Net change in unrealized appreciation/depreciation	7,424,734	(27,351,787)	(9,831,016)
Dividends to Preferred Shareholders from net investment income	(121,851)	(1,866,936)	(2,313,246)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,454,582	(25,859,918)	(2,644,990)
Dividends to Common Shareholders From
Net investment income	(1,822,006)	(5,920,231)	(7,402,121)
Capital Share Transactions
Reinvestment of dividends	—	86,152	231,559
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,632,576	(31,693,997)	(9,815,552)
Beginning of period	72,187,602	103,881,599	113,697,151
End of period	$ 79,820,178	$ 72,187,602	$ 103,881,599
End of period undistributed net investment income	$ 850,120	$ 444,294	$ 797,351

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Statements of Cash Flows
	BlackRock
	Long-Term Municipal
	Advantage Trust (BTA)
	Period
	November 1,	Year Ended
	2008 to April 30,	October 31,
	2009	2008
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 17,100,790	$ (59,971,908)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	623,862	1,244,177
(Increase) decrease in prepaid expenses and other assets	(9,842)	64,678
Decrease in other liabilities	(490,884)	(1,435,654)
Net realized and unrealized gain (loss)	(12,595,928)	69,684,702
Amortization of premium and discount on investments	125,400	165,318
Proceeds from sales of long-term investments	37,894,428	134,739,522
Purchases of long-term investments	(27,240,648)	(49,578,990)
Net proceeds from sales (net purchases) of short-term investments	(299,302)	1,644,266
Net cash provided by operating activities	15,107,876	96,556,111
Cash Used for Financing Activities
Cash receipts for trust certificates	7,500,000	—
Cash payments for trust certificates	(18,160,000)	(87,732,503)
Cash dividends paid	(4,403,900)	(8,807,800)
Decrease in bank overdraft	—	(2,415)
Net cash used for financing activities	(15,063,900)	(96,542,718)
Cash
Net increase in cash	43,976	13,393
Cash at beginning of period	13,393	—
Cash at end of period	$ 57,369	$ 13,393
Cash Flow Information
Cash paid during the period for interest	$ 1,481,087	$ 5,828,635

See Notes to Financial Statements.

38 ANNUAL REPORT

APRIL 30, 2009

Financial Highlights			BlackRock Investment Quality Municipal Trust Inc. (BKN)
	Period
	November 1,
	2008 to
	April 30,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 10.64	$ 14.73	$ 15.79	$ 15.59	$ 15.71	$ 15.28
Net investment income	0.50[1]	1.08[1]	1.08	1.10	1.14	1.17
Net realized and unrealized gain (loss)	0.94	(3.97)	(0.79)	0.44	(0.11)	0.26
Dividends to Preferred Shareholders from net investment income	(0.05)	(0.31)	(0.32)	(0.28)	(0.19)	(0.09)
Net increase (decrease) from investment operations	1.39	(3.20)	(0.03)	1.26	0.84	1.34
Dividends to Common Shareholders from net investment income	(0.40)	(0.89)	(1.03)	(1.06)	(0.96)	(0.91)
Net asset value, end of period	$ 11.63	$ 10.64	$ 14.73	$ 15.79	$ 15.59	$ 15.71
Market price, end of period	$ 11.35	$ 10.25	$ 16.35	$ 18.97	$ 16.62	$ 15.12
Total Investment Return[2]
Based on net asset value	13.63%[3]	(22.93)%	(0.95)%	7.38%	5.34%	9.48%
Based on market price	15.12%[3]	(33.11)%	(8.49)%	21.06%	16.68%	12.91%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[4,5]	1.20%[6]	1.07%	1.07%	1.09%	1.08%	1.08%
Total expenses after fees waived and paid indirectly[5]	1.28%[6]	1.17%	1.07%	1.09%	1.08%	1.08%
Total expenses after fees waived and before fees paid indirectly[5]	1.28%[6]	1.19%	1.07%	1.09%	1.08%	1.08%
Total expenses[5]	1.29%[6]	1.19%	1.08%	1.09%	1.08%	1.08%
Net investment income[5]	9.53%[6]	7.84%	7.06%	7.09%	7.21%	7.59%
Dividends to Preferred Shareholders	0.87%[6]	2.28%	2.07%	1.81%	1.17%	0.60%
Net investment income to Common Shareholders	8.66%[6]	5.56%	4.99%	5.28%	6.04%	9.66%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 196,811	$ 180,188	$ 247,272	$ 263,878	$ 260,494	$ 262,475
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 126,950	$ 126,950	$ 146,550	$ 146,550	$ 146,550	$ 146,550
Portfolio turnover	26%	26%	17%	82%	77%	52%
Asset coverage per Preferred Share, end of period	$ 63,762	$ 60,495	$ 67,185	$ 70,054	$ 69,465	$ 69,790

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3 Aggregate total investment return.
4 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Period			Period
	November 1,			February 28,
	2008 to	Year Ended		2006[1] to
		October 31,
	April 30,			October 31,
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 8.57	$ 13.72	$ 14.89	$ 14.33[2]
Net investment income	0.34[3]	0.81[3]	0.70	0.45
Net realized and unrealized gain (loss)	0.94	(5.30)	(1.15)	0.62
Net increase (decrease) from investment operations	1.28	(4.49)	(0.45)	1.07
Dividends from net investment income	(0.33)	(0.66)	(0.72)	(0.48)
Capital charges with respect to issuance of Common Shares	—	—	—	(0.03)
Net asset value, end of period	$ 9.52	$ 8.57	$ 13.72	$ 14.89
Market price, end of period	$ 8.79	$ 8.40	$ 12.14	$ 14.70
Total Investment Return[4]
Based on net asset value	15.78%[5]	(33.64)%	(2.93)%	7.48%[5]
Based on market price	9.06%[5]	(26.49)%	(13.00)%	1.40%[5]
Ratios to Average Net Assets
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.82%[7]	0.83%	0.89%	0.97%[7]
Total expenses after fees waived and paid indirectly	2.55%[7]	3.60%	4.29%	4.11%[7]
Total expenses after fees waived and before fees paid indirectly	2.55%[7]	3.60%	4.29%	4.14%[7]
Total expenses	2.95%[7]	4.00%	4.69%	4.55%[7]
Net investment income	7.88%[7]	6.56%	4.87%	4.79%[7]
Supplemental Data
Net assets, end of period (000)	$ 127,079	$ 114,382	$ 183,161	$ 198,137
Portfolio turnover	15%	16%	39%	20%

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.675 per sales charge from the initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5 Aggregate total investment return.
6 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7 Annualized.

See Notes to Financial Statements.

40 ANNUAL REPORT

APRIL 30, 2009

Financial Highlights			BlackRock Municipal 2020 Term Trust (BKK)
	Period
	January 1,
	2009 to
	April 30,		Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 14.79	$ 15.77	$ 15.28	$ 14.85	$ 14.51
Net investment income	0.35[1]	1.09[1]	1.12	1.10	1.11	1.10
Net realized and unrealized gain (loss)	1.41	(4.28)	(0.97)	0.48	0.39	0.28
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.30)	(0.33)	(0.29)	(0.20)	(0.10)
Net increase (decrease) from investment operations	1.74	(3.49)	(0.18)	1.29	1.30	1.28
Dividends to Common Shareholders from net investment income	(0.25)	(0.75)	(0.80)	(0.80)	(0.87)	(0.94)
Net asset value, end of period	$ 12.04	$ 10.55	$ 14.79	$ 15.77	$ 15.28	$ 14.85
Market price, end of period	$ 12.70	$ 10.57	$ 13.60	$ 15.77	$ 14.00	$ 15.02
Total Investment Return[2]
Based on net asset value	16.39%[3]	(24.57)%	(1.16)%	8.72%	8.98%	8.98%
Based on market price	22.54%[3]	(17.81)%	(9.11)%	18.66%	(1.28)%	6.63%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[4,5]	1.21%[6]	1.10%	1.05%	1.07%	1.08%	1.09%
Total expenses after fees waived and paid indirectly[5]	1.23%[6]	1.12%	1.05%	1.07%	1.08%	1.09%
Total expenses[5]	1.23%[6]	1.12%	1.06%	1.07%	1.09%	1.09%
Net investment income[5]	9.28%[6]	8.01%	7.27%	7.09%	7.27%	7.67%
Dividends to Preferred Shareholders	0.59%[6]	2.18%	2.14%	1.89%	1.34%	0.72%
Net investment income to Common Shareholders	8.69%[6]	5.83%	5.13%	5.20%	5.93%	6.95%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 243,571	$ 213,472	$ 299,372	$ 319,131	$ 309,146	$ 300,518
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 173,850	$ 173,850	$ 177,600	$ 177,600	$ 177,600	$ 177,600
Portfolio turnover	1%	5%	4%	12%	14%	51%
Asset coverage per Preferred Share, end of period	$ 60,027	$ 55,703	$ 67,154	$ 69,937	$ 68,527	$ 67,307

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3 Aggregate total investment return.
4 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Financial Highlights				BlackRock Municipal Income Trust (BFK)
	Period
	November 1,
	2008 to
	April 30,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 10.08	$ 14.55	$ 15.37	$ 14.71	$ 14.26	$ 13.87
Net investment income	0.52[1]	1.12[1]	1.11	1.14	1.18	1.19
Net realized and unrealized gain (loss)	0.58	(4.38)	(0.63)	0.78	0.43	0.26
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.30)	(0.31)	(0.27)	(0.18)	(0.09)
Net realized gain	—	—	(0.00)[2]	—	—	—
Net increase (decrease) from investment operations	1.07	(3.56)	0.17	1.65	1.43	1.36
Dividends and distributions to Common Shareholders from:
Net investment income	(0.41)	(0.91)	(0.99)	(0.99)	(0.98)	(0.97)
Net realized gain	—	—	(0.00)[2]	—	—	—
Total dividends and distributions to Common Shareholders	(0.41)	(0.91)	(0.99)	(0.99)	(0.98)	(0.97)
Net asset value, end of period	$ 10.74	$ 10.08	$ 14.55	$ 15.37	$ 14.71	$ 14.26
Market price, end of period	$ 11.10	$ 8.75	$ 15.92	$ 17.30	$ 15.69	$ 14.05
Total Investment Return[3]
Based on net asset value	11.15%[4]	(25.69)%	0.70%	11.24%	10.21%	10.29%
Based on market price	32.34%[4]	(41.05)%	(2.11)%	17.39%	19.31%	10.01%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5,6]	1.15%[7]	0.98%	0.88%	0.83%	0.83%	0.83%
Total expenses after fees waived and paid indirectly[6]	1.26%[7]	1.15%	0.88%	0.83%	0.83%	0.83%
Total expenses[6]	1.44%[7]	1.38%	1.18%	1.21%	1.22%	1.23%
Net investment income[6]	10.48%[7]	8.34%	7.43%	7.65%	7.97%	8.44%
Dividends to Preferred Shareholders	0.70%[7]	2.19%	2.04%	1.83%	1.23%	0.63%
Net investment income to Common Shareholders	9.78%[7]	6.15%	5.39%	5.82%	6.74%	7.81%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 474,814	$ 445,289	$ 640,981	$ 674,080	$ 642,047	$ 621,648
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 293,125	$ 293,125	$ 375,125	$ 375,125	$ 375,125	$ 375,125
Portfolio turnover	11%	13%	17%	77%	68%	59%
Asset coverage per Preferred Share, end of period	$ 65,498	$ 62,989	$ 67,727	$ 69,933	$ 67,797	$ 66,435

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4 Aggregate total investment return.
5 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.

See Notes to Financial Statements.

42 ANNUAL REPORT

APRIL 30, 2009

Financial Highlights			BlackRock Pennsylvania Strategic Municipal Trust (BPS)
	Period
	January 1,
	2009 to
	April 30,		Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 10.77	$ 14.12	$ 15.01	$ 15.27	$ 15.81	$ 16.09
Net investment income	0.27[1]	0.89[1]	0.99	1.02	0.97	1.07
Net realized and unrealized gain (loss)	1.03	(3.36)	(0.74)	(0.09)	(0.42)	(0.37)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.26)	(0.31)	(0.28)	(0.19)	(0.09)
Net increase (decrease) from investment operations	1.28	(2.73)	(0.06)	0.65	0.36	0.61
Dividends to Common Shareholders from net investment income	(0.18)	(0.62)	(0.83)	(0.91)	(0.90)	(0.89)
Net asset value, end of period	$ 11.87	$ 10.77	$ 14.12	$ 15.01	$ 15.27	$ 15.81
Market price, end of period	$ 9.85	$ 8.42	$ 13.55	$ 17.43	$ 15.85	$ 15.70
Total Investment Return[2]
Based on net asset value	12.28%[3]	(19.63)%	(0.82)%	4.09%	2.39%	4.21%
Based on market price	19.18%[3]	(34.53)%	(18.04)%	16.45%	7.02%	10.12%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[4,5]	1.61%[6]	1.42%	1.35%	1.23%	1.13%	1.03%
Total expenses after fees waived and paid indirectly[5]	1.61%[6]	1.45%	1.35%	1.23%	1.13%	1.03%
Total expenses after fees waived and before fees paid indirectly[5]	1.61%[6]	1.45%	1.37%	1.28%	1.21%	1.08%
Total expenses[5]	1.63%[6]	1.61%	1.55%	1.51%	1.52%	1.47%
Net investment income[5]	7.38%[6]	6.82%	6.82%	6.73%	6.28%	6.74%
Dividends to Preferred Shareholders	0.56%[7]	2.17%	2.10%	1.85%	1.22%	0.59%
Net investment income to Common Shareholders	6.82%[6]	4.65%	4.72%	4.88%	5.06%	6.15%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 24,023	$ 21,799	$ 28,560	$ 30,306	$ 30,801	$ 31,857
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 16,825	$ 16,825	$ 17,500	$ 17,500	$ 17,500	$ 17,500
Portfolio turnover	8%	45%	41%	7%	8%	5%
Asset coverage per Preferred Share, end of period	$ 60,696	$ 57,399	$ 65,817	$ 68,305	$ 69,008	$ 70,513

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3 Aggregate total investment return.
4 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized. Certain expenses incurred this period have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses after fees waived and paid indirectly and excluding interest expense and fees, total expenses after fees waived and paid indirectly, total expenses after fees waived and before fees paid indirectly, total expenses, net investment income and net investment income to Common Shareholders would have been 1.89%, 1.89%, 1.89%, 1.91%, 7.09% and
6.53%, respectively.
7 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2009

Financial Highlights				BlackRock Strategic Municipal Trust (BSD)
	Period
	January 1,
	2009 to
	April 30,		Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 9.90	$ 14.27	$ 15.64	$ 15.68	$ 15.70	$ 15.91
Net investment income	0.32[1]	1.02[1]	1.07	1.07	1.14	1.26
Net realized and unrealized gain (loss)	1.00	(4.32)	(1.10)	0.28	0.07	(0.41)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.26)	(0.32)	(0.29)	(0.20)	(0.10)
Net increase (decrease) from investment operations	1.30	(3.56)	(0.35)	1.06	1.01	0.75
Dividends to Common Shareholders from net investment income	(0.25)	(0.81)	(1.02)	(1.10)	(1.03)	(0.96)
Net asset value, end of period	$ 10.95	$ 9.90	$ 14.27	$ 15.64	$ 15.68	$ 15.70
Market price, end of period	$ 10.15	$ 8.19	$ 13.96	$ 18.69	$ 17.14	$ 14.52
Total Investment Return[2]
Based on net asset value	13.44%[3]	(25.70)%	(2.82)%	6.38%	6.67%	5.41%
Based on market price	27.11%[3]	(37.17)%	(20.44)%	16.29%	26.08%	5.59%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[4,5]	1.40%[6]	1.23%	1.13%	1.04%	0.97%	0.89%
Total expenses after fees waived and paid indirectly[5]	1.48%[6]	1.45%	1.13%	1.04%	0.97%	0.89%
Total expenses after fees waived and before fees paid indirectly[5]	1.48%[6]	1.45%	1.14%	1.07%	0.98%	0.90%
Total expenses[5]	1.49%[6]	1.54%	1.30%	1.31%	1.29%	1.28%
Net investment income[5]	9.48%[6]	8.04%	7.12%	6.89%	7.23%	8.04%
Dividends to Preferred Shareholders	0.49%[7]	2.02%	2.12%	1.83%	1.26%	0.62%
Net investment income to Common Shareholders	8.99%[6]	6.02%	5.00%	5.06%	5.97%	7.42%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 79,820	$ 72,188	$ 103,882	$ 113,697	$ 113,684	$ 113,686
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 47,750	$ 47,750	$ 62,000	$ 62,000	$ 62,000	$ 62,000
Portfolio turnover	6%	17%	21%	71%	96%	23%
Asset coverage per Preferred Share, end of period	$ 66,791	$ 62,803	$ 66,904	$ 78,856	$ 70,847	$ 70,844

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3 Aggregate total investment return.
4 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized. Certain expenses incurred this period have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses after fees waived and paid indirectly and excluding interest expense and fees, total expenses after fees waived and paid indirectly, total expenses after fees waived and before fees paid indirectly, total expenses, net investment income and net investment income to Common Shareholders would have been 1.89%, 1.89%, 1.89%, 1.91%, 7.09% and
6.53%, respectively.
7 Annualized.

See Notes to Financial Statements.

44 ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“Investment Quality
Municipal”) is organized as a Maryland corporation. BlackRock Long-Term
Municipal Advantage Trust (“Long-Term Municipal”), BlackRock Municipal
2020 Term Trust (“Municipal 2020”), BlackRock Municipal Income Trust
(“Municipal Income”), BlackRock Pennsylvania Strategic Municipal Trust
(“Pennsylvania Strategic”) and BlackRock Strategic Municipal Trust (“Strategic
Municipal”) (the “Trusts” or individually as the “Trust) are organized as
Delaware statutory trusts. Investment Quality Municipal, Municipal 2020,
Municipal Income and Strategic Municipal are registered under the Invest-
ment Company Act of 1940, as amended (the “1940 Act”), as diversified closed-end management investment companies. Long-Term Municipal and
Pennsylvania Strategic are registered as non-diversified, closed-end man-
agement investment companies under the 1940 Act. Investment Quality
Municipal, Long Term Municipal and Municipal Income are herein referred to as the Municipal Trusts. Municipal 2020 is herein referred to as the
2020 Trust. Pennsylvania Strategic and Strategic Municipal are herein referred to as the Strategic Trusts. The Municipal Trusts, the 2020 Trust
and the Strategic Trusts are referred herein collectively as the “Trusts” or individually as a “Trust”. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trusts’
year ends were changed to April 30 as follows:

	Current Period	Prior Year End
Investment Quality
Municipal	November 1, 2008 to April 30, 2009	October 31, 2008
Long-Term Municipal	November 1, 2008 to April 30, 2009	October 31, 2008
Municipal 2020	January 1, 2009 to April 30, 2009	December 31, 2008
Municipal Income	November 1, 2008 to April 30, 2009	October 31, 2008
Pennsylvania Strategic	January 1, 2009 to April 30, 2009	December 31, 2008
Strategic Municipal	January 1, 2009 to April 30, 2009	December 31, 2008

Each Trust determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board of Directors/Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quota-
tions from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities.
Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the
Board or a committee thereof.

Derivative Financial Instruments: Each Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Trust may purchase or sell financial futures contracts and options on such futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trust agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses.
When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the move-
ments in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•Forward interest rate swaps — Each Trust may enter into forward interest rate swaps for investment purposes. The Trusts may enter into swap agreements in which the Trust and the counterparty agree to make periodic net payments on a specified notional amount. In a forward interest rate swap, a Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Trusts are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing trans-
action and the Trusts’ basis in the contract, if any. The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. Swap transac-
tions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and

ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (continued)

Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfa-
vorable changes in interest rates and/or market values associated with these transactions.

Forward Commitments and When-Issued Delayed Delivery Securities: Each
Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such condi-
tions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-
delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: Each Trust
leverages its assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has con-
tributed securities. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trusts include the right of the Trusts (1) to cause the holders of a pro-
portional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trusts. The TOB may also be termi-
nated without the consent of the Trusts upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. The Trusts’ transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Trusts’
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates shown on the Statements of Assets and
Liabilities as trust certificates.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying		Range of
	Municipal		Interest
	Bonds	Liability	Rates for
	Transferred	for Trust	Trust
	to TOBs	Certificates	Certificates
Investment Quality Municipal	$ 18,734,804	$10,137,799	0.653% – 1.188%
Long-Term Municipal	$109,826,876	$79,135,000	0.617% – 3.768%
Municipal 2020	$ 5,368,750	$ 3,750,000	0.928%
Municipal Income	$ 84,000,466	$46,388,860	0.553% – 1.686%
Strategic Municipal	$ 14,405,502	$7,763,958	0.370% – 0.928%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-
term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trusts’ investment in TOBs may adversely affect the
Trusts’ investment income and distributions to shareholders. Also, fluctua-
tions in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: Each Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that each Trust segregates assets in connection with certain invest-
ments (e.g. when-issued delayed delivery securities, futures and swaps), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the
Trusts may also be required to deliver or deposit securities as collateral for certain investments (e.g. when-issued delayed delivery securities, futures and swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divi-
dend dates. Interest income is recognized on the accrual method. Each
Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 5.

46 ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (continued)

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Trusts’ US federal tax returns remains open for the year or period ended April 30, 2009 and the preceding three taxable years of the respective Trust. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of
Financial Accounting Standards No. 161, “Disclosures about Derivative
Instruments and Hedging Activities — an amendment of FASB Statement
No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve finan-
cial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses deriva-
tives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The 2020 Trust and the Strategic
Trusts adopted FAS 161, which was effective January 1, 2009, and the adoption had no impact on their financial statement disclosures. For the
Municipal Trusts, the impact on the financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Directors/Trustees (“Independent
Trustees”) defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock
Closed-End Funds selected by the Independent Trustees. This has approxi-
mately the same economic effect for the Independent Trustees as if the
Independent Trustees had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations hereunder represent general unsecured claims against the general assets of each
Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distribu-
tions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statements of Operations.

Other: Expenses directly related to each Trust are charged to that Trust.
Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.
Custodian fees may be reduced by amounts calculated on uninvested cash balances which are shown on the Statements of Operations as fees paid indirectly.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of
BlackRock, Inc. (“BlackRock”), to provide investment advisory and adminis-
tration services. The PNC Financial Services Group, Inc. (“PNC”) and Bank
of America Corporation (“BAC”) are the largest stockholders of BlackRock.
BAC became a stockholder of BlackRock following its acquisition of Merrill
Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Trusts under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock,
BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Advisor a monthly fee of the Trust’s average weekly net assets at the following rates:

Rate
Investment Quality Municipal	0.35%
Long-Term Municipal	1.00%
Municipal 2020	0.50%
Municipal Income	0.60%
Pennsylvania Strategic	0.60%
Strategic Municipal	0.60%

Average weekly net assets for all of the Trusts except Long-Term Municipal is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities. For Long-Term Municipal, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Advisor has voluntarily agreed to waive a portion of the investment advisory fee as a percentage of net assets as follows:

	Through	Rate
Long-Term Municipal	January 31, 2008 — January 31, 2011	0.40%
	January 31, 2012	0.30%
	January 31, 2013	0.20%
	January 31, 2014	0.10%
Municipal Income	July 31, 2008	0.15%
	July 31, 2009	0.10%
	July 31, 2010	0.05%
Strategic Trusts	December 31, 2008	0.05%

These amounts are included in fees waived by Advisor on the Statements of Operations. For the two periods shown, the waivers were as follows:

	Current	Prior
	Period	Year
Long-Term Municipal	$228,689	$ 654,515
Municipal Income	$384,390	$1,316,719
Pennsylvania Strategic	—	$ 21,848
Strategic Municipal	—	$ 76,520

The Advisor has agreed to waive its advisory fees by the amount of invest-
ment advisory fees each Trust pays to the Advisor indirectly through its

ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (continued)

investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations. For the two periods shown, the amounts were as follows:

	Current	Prior
	Period	Year
Investment Quality Municipal	$ 10,003	$ 29,489
Long-Term Municipal	$ 2,451	$ 5,235
Municipal 2020	$ 5,309	$ 4,744
Municipal Income	$ 16,344	$ 51,023
Pennsylvania Strategic	$ 1,356	$ 18,973
Strategic Municipal	$ 2,190	$ 6,589

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, with respect to the Trusts, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Advisor.

Investment Quality Municipal has an Administration Agreement with the
Advisor. The administration fee paid to the Advisor is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

Each Trust reimbursed the Advisor for certain accounting services, which are included in accounting services on the Statements of Operations. For the two periods shown, the amounts were as follows:

	Current	Prior
	Period	Year
Long-Term Municipal	$ 1,410	$ 5,494
Municipal 2020	$ 2,959	$ 7,445
Municipal Income	$ 7,133	$ 12,913
Pennsylvania Strategic	$ 279	$ 742
Strategic Municipal	$ 912	$ 2,509

Certain officers and/or directors/trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Advisor for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the current period were as follows:

	Purchases	Sales
Investment Quality Municipal	$ 88,470,557	$ 81,071,719
Long-Term Municipal	$ 29,738,161	$ 38,626,456
Municipal 2020	$ 19,685,064	$ 5,050,484
Municipal Income	$ 86,152,568	$ 83,867,674
Pennsylvania Strategic	$ 5,824,567	$ 2,842,095
Strategic Municipal	$ 13,554,589	$ 8,313,157

4. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insur-
ance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counter-
party risks with respect to these financial assets is approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities.

5. Capital Share Transactions:

Long-Term Municipal, Municipal 2020, Municipal Income and the Strategic
Trusts are authorized to issue an unlimited number of shares, including
Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Investment Quality Municipal is authorized to issue 200 million, including Preferred Shares, all of which were initially classified as Common Shares par value $0.01 per share. Each Trust’s
Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the fol-
lowing amounts as a result of dividend reinvestment:

	Current	Prior	Two Years
	Period	Year	Prior
Investment Quality Municipal	—	138,790	83,554
Long-Term Municipal	—	—	36,210
Municipal Income	31,369	152,320	197,269
Pennsylvania Strategic	—	1,436	2,582
Strategic Municipal	—	6,166	14,017

Shares issued and outstanding remained constant for Long-Term Municipal for the current period and prior year. Shares issued and outstanding remained constant for Municipal 2020 for the current period, prior year and two years prior.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference plus any accumulated unpaid dividends whether or not declared. The Preferred
Shares are also subject to mandatory redemption at their liquidation pref-
erence plus any accumulated or unpaid dividends, whether or not declared,

48 ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (continued)

if certain requirements relating to the composition of the assets and liabili-
ties of a Trust, as set forth in each Trust’s Statement of Preferences/Articles
Supplementary (“Governing Instrument”), as applicable, are not satisfied.

From time to time in the future, the Trusts that have issued Preferred
Shares may effect repurchases of such shares at prices below their liquida-
tion preferences as agreed upon by the Trusts and seller. The Trusts also may redeem such shares from time to time as provided in the applicable
Governing Instrument. The Trusts intend to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, holders of
Preferred Shares, voting as a separate class, are also entitled to elect two
Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares voting sepa-
rately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-
classification as a closed-end investment company or change its funda-
mental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effec-
tive yields and reset frequency at April 30, 2009:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
Investment Quality Municipal	T7	2,826	0.792%	7
	T28	2,252	0.746%	28
Municipal 2020	M7	2,318	0.792%	7
	W7	2,318	0.792%	7
	F7	2,318	0.792%	7
Municipal Income	M7	2,345	0.792%	7
	T7	2,345	0.792%	7
	W7	2,345	0.792%	7
	R7	2,345	0.792%	7
	F7	2,345	0.792%	7
Pennsylvania Strategic	W7	673	0.792%	7
Strategic Municipal	W7	1,910	0.792%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days based on the results of an auc-
tion. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred
Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA com-
mercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade
Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the period ended April 30, 2009 were as follows:

	Series	Low	High	Average
Investment Quality Municipal	T7	0.594%	3.088%	1.171%
	T28	0.594%	3.088%	1.340%
Municipal 2020	M7	0.594%	1.721%	0.798%
	W7	0.640%	1.279%	0.782%
	F7	0.594%	1.721%	0.792%
Municipal Income	M7	0.594%	3.474%	1.109%
	T7	0.594%	3.087%	1.118%
	W7	0.640%	2.988%	1.114%
	R7	0.594%	2.999%	1.087%
	F7	0.594%	3.305%	1.104%
Pennsylvania Strategic	W7	0.640%	1.279%	0.761%
Strategic Municipal	W7	0.640%	1.279%	0.761%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.594%
to 2.285% for the period ended April 30, 2009. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a trust’s auction rate preferred shares than buyers. It is impossible to pre-
dict how long this imbalance will last. A successful auction for the Trusts’
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Trusts paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount.
The Trusts will pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. For the two periods shown, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows for the current period through December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate).

	Current	Prior
	Period	Year
Investment Quality Municipal	$ 14,884	$ 142,704
Municipal 2020	—	$ 50,395
Municipal Income	$ 20,013	$ 145,453
Pennsylvania Strategic	—	$ 7,099
Strategic Municipal	—	$ 9,259

ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (continued)

On June 2, 2008 and June 4, 2008, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
Investment Quality Municipal	T7	6/25/2008	436	$10,900,000
	T28	7/09/2008	348	$ 8,700,000
Municipal 2020	M7	6/24/2008	50	$ 1,250,000
	W7	6/26/2008	50	$ 1,250,000
	F7	6/30/2008	50	$ 1,250,000
Municipal Income	M7	6/24/2008	656	$16,400,000
	T7	6/25/2008	656	$16,400,000
	W7	6/26/2008	656	$16,400,000
	R7	6/27/2008	656	$16,400,000
	F7	6/30/2008	656	$16,400,000
Pennsylvania Strategic	W7	6/26/2008	27	$ 675,000
Strategic Municipal	W7	6/26/2008	570	$14,250,000

The Trusts financed the Preferred Shares redemptions with cash received from TOBs.

Preferred Shares issued and outstanding for the current period and two years prior remained constant for each Trust.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of April 30, 2009 attributable to the difference between amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	Investment Quality	Long-Term	Municipal	Municipal	Pennsylvania	Strategic
	Municipal	Municipal	2020	Income	Strategic	Municipal
Paid-in capital	$ (475)	—	—	—	—	—
Undistributed net investment income	$ (4,322)	$ 15,490	—	$ (9,127)	$ 6	$ (4,383)
Accumulated net realized loss	$ 4,797	$ (15,490)	—	$ 9,127	$ (6)	$ 4,383
The tax character of distributions paid during the periods shown were as follows:
	Investment Quality	Long-Term	Municipal	Municipal	Pennsylvania	Strategic
	Municipal	Municipal	2020	Income	Strategic	Municipal
Tax-exempt income
Current Period	$ 7,032,294	$ 4,403,900	$ 5,487,308	$19,730,393	$ 407,158	$ 1,943,857
Prior Period	$19,993,104	$ 8,807,259	$21,045,740	$51,795,142	$1,818,032	$ 7,766,914
Two Years Prior	$22,514,181	$ 9,535,364	$22,409,590	$56,847,893	$2,287,203	$ 9,648,627
Ordinary income
Current Period	$ 485,549	—	—	—	—	—
Prior Period	$ 306,274	$ 541	$ 60,704	$ 1,544,313	—	$ 20,253
Two Years Prior	—	—	$ 379,967	$ 75,424	—	$ 66,740
Total
Current Period	$ 7,517,843	$ 4,403,900	$ 5,487,308	$19,730,393	$ 407,158	$ 1,943,857
Prior Period	$20,299,378	$ 8,807,800	$21,106,444	$53,339,455	$ 1,818,032	$ 7,787,167
Two Years Prior	$22,514,181	$ 9,535,364	$22,789,557	$56,923,317	$ 2,287,203	$ 9,715,367

50 ANNUAL REPORT

APRIL 30, 2009

Notes to Financial Statements (concluded)

As of April 30, 2009, the tax components of accumulated losses were as follows:

	Investment Quality Long-Term		Municipal	Municipal	Pennsylvania	Strategic
	Municipal	Municipal	2020	Income	Strategic	Municipal
Undistributed tax-exempt income	$ 2,745,445	$ 1,728,339	$ 3,680,378	$ 6,074,234	$ 152,564	$ 673,416
Capital loss carryforwards	(9,802,068)	(29,636,892)	(1,201,418)	(45,071,468)	(1,191,132)	(5,719,338)
Net unrealized losses*	(31,440,593)	(35,802,513)	(46,092,380)	(114,382,030)	(3,425,415)	(18,475,833)
Total accumulated net losses	$(38,497,216)	$(63,711,066)	$(43,613,420)	$(153,379,264)	$(4,463,983)	$(23,521,755)

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees or directors, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the difference between the book and tax treatment of residual interests in tender option bond trusts and the tax deferral of losses on wash sales.

As of April 30, 2009, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Investment Quality Long-Term		Municipal	Municipal	Pennsylvania	Strategic
	Municipal	Municipal	2020	Income	Strategic	Municipal
Expires April 30,
2011	—	—	—	$ 11,445,922	—	—
2012	—	—	—	15,775,833	—	$ 427,602
2013	—	—	$ 264,701	—	$ 133,646	1,011,077
2014	$ 728,359	$ 701,315	—	4,991,959	—	—
2015	—	—	524,725	606,017	—	—
2016	4,566,913	22,052,642	411,992	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,044,205	929,529	4,028,776
Total	$ 9,802,068	$ 29,636,892	$ 1,201,418	$ 45,071,468	$ 1,191,132	$ 5,719,338

7. Subsequent Events:

The Trusts paid a net investment income dividend to Common Shareholders in the following amounts per share on June 1, 2009 to shareholders of record on May 15, 2009:

Common
Dividend
Per Share
Investment Quality Municipal	$0.06300
Long-Term Municipal	$0.05500
Municipal 2020	$0.06225
Municipal Income	$0.06860
Pennsylvania Strategic	$0.04500
Strategic Municipal	$0.06250

The dividends declared on Preferred Shares for the period May 1, 2009 to
May 31, 2009 were as follows:

		Dividends
	Series	Declared
Investment Quality Municipal	T7	$ 5,609
	T28	$18,021
Municipal 2020	M7	$ 6,606
	W7	$ 6,259
	F7	$ 5,517
Municipal Income	M7	$33,116
	T7	$32,239
	W7	$32,158
	R7	$31,454
	F7	$32,782
Pennsylvania Strategic	W7	$ 9,227
Strategic Municipal	W7	$26,188

The Trusts’ distribution rates declared on June 1, 2009 were as follows:

Per Share
Amount
Investment Quality Municipal	$0.0755
Municipal Income	$0.0786
Pennsylvania Strategic	$0.0500
Strategic Municipal	$0.0700

On June 15, 2009, the Trusts’ Boards approved the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption Shares to be		Aggregate
	Series	Date	Redeemed	Principal
Investment Quality Municipal	T7	7/08/09	22	$ 500,000
	T28	7/08/09	18	$ 450,000
Municipal Income	M7	7/14/09	178	$4,450,000
	T7	7/08/09	178	$4,450,000
	W7	7/09/09	178	$4,450,000
	R7	7/10/09	178	$4,450,000
	F7	7/13/09	178	$4,450,000
Pennsylvania Strategic	W7	7/09/09	20	$ 500,000
Strategic Municipal	W7	7/09/09	191	$4,775,000

The Trusts will finance the Preferred Shares redemptions with cash received from tender option bond transactions (See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts).

ANNUAL REPORT

APRIL 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of:
BlackRock Investment Quality Municipal Trust Inc.
BlackRock Long-Term Municipal Advantage Trust
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust (collectively
the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Investment Quality
Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, and
BlackRock Municipal Income Trust as of April 30, 2009, and the related statements of operations for the period November 1, 2008 to April 30,
2009 and for the year ended October 31, 2008, the statement of cash flows for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008 for BlackRock Long-Term Municipal Advantage
Trust, the statements of changes in net assets for the period November 1,
2008 to April 30, 2009 and for each of the two years in the period ended
October 31, 2008, and the financial highlights for the period November 1,
2008 to April 30, 2009 and for each of the five years in the period ended
October 31, 2008. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock
Municipal 2020 Term Trust, BlackRock Pennsylvania Strategic Municipal
Trust, and BlackRock Strategic Municipal Trust, as of April 30, 2009, and
the related statements of operations for the period January 1, 2009 to
April 30, 2009, and for the year ended December 31, 2008, the state-
ments of changes in net assets for the period January 1, 2009 to April 30,
2009 and for each of the two years in the period ended December 31,
2008, and the financial highlights for the period January 1, 2009 to April
30, 2009 and for each of the five years in the period ended December 31,
2008. These financial statements and financial highlights are the responsi-
bility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term
Municipal Advantage Trust, and BlackRock Municipal Income Trust as of
April 30, 2009, the results of their operations for the period November 1,
2008 to April 30, 2009 and for the year ended October 31, 2008, the statement of cash flows for the period November 1, 2008 to April 30,
2009 and for the year ended October 31, 2008 for BlackRock Long-Term
Municipal Advantage Trust, the changes in their net assets for the period
November 1, 2008 to April 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period
November 1, 2008 to April 30, 2009 and for the five years in the period ended April 30, 2009, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Municipal
2020 Term Trust, BlackRock Pennsylvania Strategic Municipal Trust, and
BlackRock Strategic Municipal Trust as of April 30, 2009, the results of their operations for the period January 1, 2009 to April 30, 2009 and for the year ended December 31, 2008, the changes in their net assets for the period January 1, 2009 to April 30, 2009 and for each of the two years in the period ended December 31, 2008, and the financial highlights for the period January 1, 2009 to April 30, 2009 and for each of five years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 26, 2009

52 ANNUAL REPORT

APRIL 30, 2009

Important Tax Information

The following table summarizes the taxable per share distributions paid by
BlackRock Investment Quality Municipal Trust Inc. during the taxable period ended April 30, 2009:

Investment	Payable	Ordinary	Long-Term
Quality Municipal	Date	Income	Capital Gains
Common Shareholders	12/31/08	$0.020201	None
Preferred Shareholders:
Series T7	12/24/08	$27.15	None
Series T28	12/24/08	$27.44	None

All of the other net investment income distributions paid by the Trust qualify as tax-exempt interest dividends for federal income tax purposes.

For Long-Term Municipal, Municipal 2020, Municipal Income, Pennsylvania
Strategic and Strategic Municipal, all of the net investment income distribu-
tions paid by the Trusts during the taxable period ended April 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT

APRIL 30, 2009

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the
“Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Share-
holders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee)
by the Plan Agent, which serves as agent for the shareholders in adminis-
tering the Plan.

After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open-market purchases”).
If, on the dividend payment date, the net asset value per share (“NAV”)
is equal to or less than the market price per share plus estimated broker-
age commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95%
of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such ter-
mination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent’s open market purchases in connection with the reinvestment of divi-
dends and distributions. The automatic reinvestment of dividends and dis-
tributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the par-
ticipants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by
calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

54 ANNUAL REPORT

APRIL 30, 2009

Officers and Directors/Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance	106 Funds	Arch Chemical
40 East 52nd Street	of the Board	1994	Company of America since 1998; Trustee, Educational Testing Service since	103 Portfolios	(chemical and allied
New York, NY 10022	and Trustee		1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group;		products)
1946			Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief
Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	106 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	103 Portfolios	(medical devices);
New York, NY 10022	Chair of		(a not-for-profit organization) since 1987; Formerly Director of Enable Medical		Care Investment
1950	the Audit		Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley		Trust, Inc. (health
	Committee		from 1976 to 1987.		care real estate
	and Trustee				investment trust)
G. Nicholas Beckwith, III	Trustee	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith	106 Funds	None
40 East 52nd Street		2007	Family Foundation) and various Beckwith property companies since 2005;	103 Portfolios
New York, NY 10022			Chairman of the Board of Directors, University of Pittsburgh Medical Center
1945			since 2002; Board of Directors, Shady Side Hospital Foundation since 1977;
Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991;
Member, Advisory Council on Biology and Medicine, Brown University since
2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation)
since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since
1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007;
Formerly President and Chief Executive Officer, Beckwith Machinery Company
(sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Member of Board of Directors, National Retail Properties (REIT) from
2006 to 2007.
Kent Dixon	Trustee and	Since	Consultant/Investor since 1988.	106 Funds	None
40 East 52nd Street	Member of	1993		103 Portfolios
New York, NY 10022	the Audit
1937	Committee
Frank J. Fabozzi	Trustee and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	106 Funds	None
40 East 52nd Street	Member of	1993	the Practice of Finance and Becton Fellow, Yale University, School of Management,	103 Portfolios
New York, NY 10022	the Audit		since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale
1948	Committee		University from 1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting firm) since	106 Funds	The McClatchy
40 East 52nd Street		2005	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	103 Portfolios	Company
New York, NY 10022			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing)
1941			Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003.

James T. Flynn	Trustee and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	106 Funds	None
40 East 52nd Street	Member of	2007		103 Portfolios
New York, NY 10022	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	106 Funds	BlackRock Kelso
40 East 52nd Street		2007	since 2000.	103 Portfolios	Capital Corp.
New York, NY 10022
1942

ANNUAL REPORT

APRIL 30, 2009

Officers and Directors/Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean of Columbia Business School since 2004; Columbia faculty member since	106 Funds	ADP (data and
40 East 52nd Street		2004	1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship	103 Portfolios	information services),
New York, NY 10022			Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School		KKR Financial
1958			of Government at Harvard University and the Harvard Business School since		Corporation (finance),
			1985 and at the University of Chicago since 1994; Formerly Chairman of the		Metropolitan Life
			U.S. Council of Economic Advisers under the President of the United States from		Insurance Company
			2001 to 2003.		(insurance)
W. Carl Kester	Trustee and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	106 Funds	None
40 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance,	103 Portfolios
New York, NY 10022	the Audit		Harvard Business School, from 2005 to 2006; Senior Associate Dean and
1951	Committee		Chairman of the MBA Program of Harvard Business School, from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981; Independent
Consultant since 1978.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy
MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trusts’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy
BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein,
2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer,	175 Funds	None
40 East 52nd Street		2007	State Street Research & Management Company from 2000 to 2005; Formerly	285 Portfolios
New York, NY 10022			Chairman of the Board of Trustees, State Street Research Mutual Funds from
1945			2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Trustee	Since	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing	184 Funds	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer,	295 Portfolios
New York, NY 10022			BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly
Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the
Funds. The Board wishes Mr. Salomon well in his retirement.

56 ANNUAL REPORT

APRIL 30, 2009

Officers and Directors/Trustees (concluded)
	Position(s)	Length
Name, Address	Held with	of Time
and Year of Birth	the Trusts	Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P.
40 East 52nd Street	and Chief	2007	(“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer
New York, NY 10022	Executive	thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006;
40 East 52nd Street	President	2007	Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
New York, NY 10022
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised
40 East 52nd Street		2007	funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock,
40 East 52nd Street	Compliance	2007	Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Trusts serve at the pleasure of the Board of Trustees.
Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
State Street Bank and Trust		Common Shares:	State Street Bank and Trust	Public Accounting Firm	Skadden, Arps, Slate,
Company		Computershare Trust	Company	Deloitte & Touche LLP	Meagher & Flom LLP
Boston, MA 02101		Companies, N.A.	Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036
Canton, MA 02021
Trusts Address		Auction Agent
BlackRock Closed-End Funds		Preferred Shares:
c/o BlackRock Advisors, LLC		BNY Mellon Shareowner Services[2]
100 Bellevue Parkway		Jersey City, NJ 07310
Wilmington, DE 19809
Deutsche Bank Trust Company Americas[3]
New York, NY 10005

2 For Municipal Income and Municipal 2020.
3 For the Strategic Trusts and Investment Quality Municipal.

ANNUAL REPORT

APRIL 30, 2009

Additional Information

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment with the SEC the certification of its chief executive officer and chief finan-
cial officer required by section 302 of the Sarbanes-Oxley Act.

experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

		Total Fiscal Year-to-Date Cumulative				Percentage of Fiscal Year-to-Date
		Distributions by Character			Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
BlackRock Investment Quality Municipal Trust Inc. .	$0.3982	$ —	$ —	$0.3982	100%	0%	0%	100%
BlackRock Long-Term Municipal Advantage Trust	$0.3300	$ —	$ —	$0.3300	100%	0%	0%	100%

General Information

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of the Trusts have not been updated after completion of the Trusts’ offering and the information contained in the Trusts’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the Securities and
Exchange Commission’s website at http://www.sec.gov.

58 ANNUAL REPORT

APRIL 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguard-
ing their non-public personal information. The following information is pro-
vided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

ANNUAL REPORT

APRIL 30, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEF-BK6-4/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Municipal 2020	$28,200	$27,300	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049
Term Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Municipal 2020	$418,128	$415,649
Term Trust

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.
Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30,
2009.
(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock,
Walter O’Connor, Managing Director at BlackRock and F. Howard Downs, Director
at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments.
Messrs. Jaeckel, O’Connor and Downs have been members of the registrant’s portfolio management team since 2006, 2006 and 2007, respectively.
Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of
	Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006;
Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of
	MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
F. Howard Downs	Director of BlackRock, Inc. since 2004; Vice President of BlackRock, Inc.
	from 1999 to 2004.
(a)(2) As of April 30, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
				Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$17.20 Billion	$0	$0	$0	$0	$0
Walter O’Connor	76	0	0	0	0	0
	$17.20 Billion	$0	$0	$0	$0	$0
F. Howard Downs	9	3	42	0	0	0
	$1.51 Billion	$101 Million	$1.37 Billion	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of April 30, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in
BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.
Messrs. Jaeckel, O’Connor and Downs have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Downs have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Jaeckel, O’Connor and Downs are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – April 30, 2009.

Portfolio Manager	Dollar Range of Equity
Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None
F. Howard Downs	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2020 Term Trust

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Municipal 2020 Term Trust

Date: June 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: June 19, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2020 Term Trust

Date: June 19, 2009